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                                                                    EXHIBIT 10.2

                      INTEREST PURCHASE AND SALE AGREEMENT

     THIS INTEREST PURCHASE AND SALE AGREEMENT (the "AGREEMENT") dated as of October 24, 2005 (the "EFFECTIVE DATE"), is among the following: the entities listed on EXHIBIT "A-1" hereto, each a "MANAGING SELLER" and each having its principal address at Suite 600, 3801 PGA Boulevard, Palm Beach Gardens, Florida 33410, and the entities and persons listed on EXHIBIT "A-2" hereto, each a "NON-MANAGING SELLER" and each having its principal address at Suite 600, 3801 PGA Boulevard, Palm Beach Gardens, Florida 33410 (the Managing Sellers and the Non-Managing Sellers are sometimes referred to collectively as the "SELLERS"), with the Sellers' obligations under Section 11(a) of this Agreement being guaranteed by Sellers' affiliate, Medical Office Portfolio Limited Partnership, a Florida limited partnership ("SELLERS' GUARANTOR"), having its principal address at Suite 600, 3801 PGA Boulevard, Palm Beach Gardens, Florida 33410, and the general partner entities listed on EXHIBIT "A-3" hereto, each a "MANAGING BUYER" each having its principal address at Suite 210, 3502 Woodview Trace, Indianapolis, Indiana 46268, and Windrose Medical Properties, L.P., a Virginia Limited Partnership, having its principal address at Suite 210, 3502 Woodview Trace, Indianapolis, Indiana 46268 ("NON-MANAGING BUYER") (the Managing Buyers and the Non-Managing Buyers are sometimes referred to collectively as the "BUYERS"), with the Buyers' obligations under this Agreement being guaranteed by Windrose Medical Properties Trust, a Maryland REIT, having its principal address at Suite 210, 3502 Woodview Trace, Indianapolis, Indiana 46268 ("BUYERS' GUARANTOR"). Hereinafter Buyers and Sellers are sometimes referred to individually as a "PARTY" or collectively as the "PARTIES."

                                    Recitals

     A. Each Managing Seller owns the interest described on EXHIBIT "A-4" hereto (the "MANAGING INTEREST") in the limited partnership or limited liability company with which it is identified on Exhibit "A-4", and each Non-Managing Seller owns the interest described on Exhibit "A-4" (the "NON-MANAGING INTEREST") in the limited partnership or limited liability company with which it is identified on Exhibit "A-4". Each limited partnership or limited liability company identified on Exhibit "A-4" is hereinafter referred to individually as a "PROPERTY OWNER" and collectively as the "PROPERTY OWNERS"; and

     B. Each Property Owner identified on EXHIBITS "B-1" through "B-3" hereto is the fee owner of the real property described on said exhibit (the "FEE INTEREST"); and

     C. Each Property Owner identified on EXHIBITS "C-1" through "C-8" hereto is the ground lessee of the real property described on said exhibit (the "LEASEHOLD INTEREST"), in each case pursuant to the ground lease (the "GROUND LEASE") and recorded memorandum of ground lease identified in said exhibit between the Property Owner and the applicable ground lessor (the "GROUND LESSOR").

     The Property Owners listed in these recitals are referred to collectively as the "PROPERTY ENTITIES" and the real estate interests owned by the Property Entities as set forth in these Recitals are refer to collectively as the "PROPERTIES."

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     Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to the terms and conditions set forth below and as set forth in the Exhibits and Schedules to this Agreement.

                                    Agreement

1. Recitals; Sale of Interests. The foregoing recitals are true and correct and are hereby incorporated into this Agreement. Sellers, respectively, agree to sell to Buyers, the Managing Interests and the Non-Managing Interests, respectively (collectively, the Managing Interests and the Non-Managing Interests are referred to herein as the "EQUITY INTERESTS"), and Buyers, respectively, agree to purchase the Equity Interests, subject to the terms and conditions set forth in this Agreement.

2. Purchase Price. The aggregate purchase price (the "PURCHASE PRICE") for the Equity Interests is One Hundred Twenty-Six Million Sixteen Thousand Five Hundred Seventy-One Dollars and 00/100 U.S. Dollars ($126,016,571.00), to be allocated among the Equity Interests as set forth on SCHEDULE "A-1", subject to such credits and charges to Sellers and Buyers as may be provided for in this Agreement and the exhibits hereto.

3. Payment of Purchase Price. Buyers will pay the Purchase Price as follows:

     (a) Loan Assumption; Mortgage; Substitute Guaranty; Lender Consent. The Equity Interests are subject to the terms of certain loans secured by deeds of trust and/or mortgages executed in favor of the lenders (the "LENDERS") and recorded in the respective public records of the applicable jurisdictions, all as set forth on SCHEDULE "B-1" hereto, which includes the original principal amount of each such loan (collectively, the "MORTGAGES"). The aggregate estimated outstanding balances of the Mortgages as of the Effective Date is $87,068,853.57. From the Effective Date until Closing, Sellers shall continue to pay, in the ordinary course of business, amounts due under the Mortgages. At Closing, Sellers shall have no obligation to cause the Mortgages to be satisfied or the principal balance thereof to be reduced in any manner. Sellers have submitted their request to each Lender for consent and approval of the transfer of the Equity Interests to Buyers hereunder, and for each Lender's acceptance of a substitute guaranty of the Mortgage and/or indemnity of the Lender by Buyers or their affiliates (as applicable). Buyers and Sellers shall each use their commercially reasonable efforts to expedite the Lenders' consent and approval of the transfer and the substitute guaranty of the Mortgages and indemnity of the Lenders by Buyers or their affiliates (as applicable). Buyers will provide each Lender with a substitute guaranty for applicable obligations under the Mortgage by Guarantor in substitution of the existing guaranty of the Mortgage, and Buyers will provide each Lender with a substitute indemnity for applicable obligations (including environmental matters) under the Mortgage by Guarantor in substitution of the existing indemnity of the Lender. Each Lender's consent to transfer of the Equity Interests to Buyers shall include a full release of all environmental indemnities, pledges and guaranties given by any of the Sellers and/or any affiliates of Sellers, and/or any individual interest holder in Sellers and/or any affiliates of Sellers, for obligations arising from and after the date of the purchase of the Equity Interests by Buyers ("RELEASES"). Buyers have completed all due diligence that Buyers deem necessary with respect to the terms and conditions of the Mortgages and the loan


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documents associated with the Mortgages ("LOAN DOCUMENTS"). If the terms and conditions of any Mortgages or Loan Documents, including the applicable Lenders' requirements for consents to the transactions herein and the substitute guaranties and/or indemnities, are not acceptable to Buyers for any reason, or if any Lenders do not consent to the transactions herein and the substitute guaranties and/or indemnities and the Releases, the same shall not excuse Buyers' obligation to close under this Agreement and Buyer's rights and obligations with respect thereto shall be as set forth in Section 7(a) below. With respect to the Releases, Sellers acknowledge that the forms of Releases attached hereto as SCHEDULE "Z" are acceptable to Sellers if provided by the Lenders in connection with this transaction.

     (b) After crediting against the Purchase Price only the outstanding balance of principal and interest of each Mortgage at the date of Closing (and specifically excluding from such credit, without limitation, any and all amounts that may be required to be paid to any Lender or to any other person or entity (including, without limitation, Lender's attorneys or other representatives) in connection with the Lenders' consents to the transfers of the Equity Interests and/or the satisfaction or defeasance of any Mortgage(s) as provided for in
Section 7(a)), the balance of the Purchase Price shall be paid by Buyers to Sellers at Closing by a wire transfer of immediately available funds, as adjusted by the adjustments and prorations and allocated as set forth in this Agreement and the exhibits hereto (the "PRORATIONS").

4. Inspection of Properties.

     (a) Prior to the Effective Date, Buyers have been provided the opportunity to complete their due diligence and fully review and evaluate this transaction as it relates to the Properties, the Property Owners and the Equity Interests, including, without limitation, all matters related to:

          (i) The net operating income of the Properties and the Property Owners, including (without limitation) all assumptions as to vacancies, expiring leases, renewals or otherwise;

          (ii) The physical condition of the Properties;

          (iii) All title and survey matters with respect to the Properties;

          (iv) All hazardous waste and environmental matters with respect to the Properties;

          (v) Review and audit of the books and records of the Property Owners and the Properties;

          (vi) All governmental inquiries with respect to the Property Owners and the Properties; and

          (vii) All "Tenant" (as hereinafter defined) interviews with respect to the Properties.


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Further, Sellers have provided to Buyers, and Buyers hereby acknowledge receipt of, the items set forth on SCHEDULE "A-2" hereto. Based on Buyers' due diligence and review and evaluation of this transaction as it relates to the Properties, the Property Owners and the Equity Interests, Sellers have agreed to give Buyers an aggregate credit in the amount set forth on SCHEDULE "A-3" hereto and allocated among the Equity Interests as set forth on SCHEDULE "A-3" hereto, in full and complete satisfaction of any and all matters of any nature with respect to the Properties, the Property Owners and/or the Equity Interests, and in no event will Buyers be excused from their obligations to close under this Agreement on the purchase of any of the Equity Interests, or have the right to receive any other purchase price adjustment, credit, or other consideration of any kind, or have the right to extend the Closing, as a result of any matters of any nature with respect to the Properties, the Property Owners or the Equity Interests, except as otherwise expressly provided in this Agreement. Accordingly, except as otherwise expressly set forth in this Agreement, the sale of the Equity Interests and the Properties to which they relate are being made on an "AS IS", "WHERE IS" condition and basis "WITH ALL FAULTS". Nothing herein shall be deemed to limit any representation, warranty or obligation of Sellers under this Agreement or the obligation of Sellers to deliver the "Indemnity Agreement" provided for in Section 5 below.

          (b) From and after the Effective Date, all title and survey matters affecting each Property as shown in the title commitments and surveys listed on SCHEDULE "C", other than any liens or monetary encumbrances (excluding the Mortgages) resulting from a Property Owner's actions, shall be deemed to be accepted by Buyers ("PERMITTED EXCEPTIONS"). If any material title matter arises after the Effective Date that would render title to a Property unmarketable (a "MATERIAL TITLE DEFECT"), other than any liens or encumbrances on the Property (excluding the Mortgages) resulting from the Property Owner's actions (which shall be paid at or before Closing), then, within five (5) days after Buyers have actual notice of same, Buyers may notify Sellers in writing, specifying Buyers' objection to such title matter (a "NOTICE OF MATERIAL TITLE DEFECT"). If Sellers agree with Buyers' Notice of Material Title Defect, then Sellers shall undertake the cure of such Material Title Defect and, if necessary in Sellers' sole discretion, Sellers may extend the Closing of the transaction contemplated under this Agreement for up to thirty (30) days to cure such Material Title Defect; provided that such Closing extension shall relate to the affected Equity Interests only and shall not affect the closings of any of the other Equity Interests (or the closings under any "Affiliate Contracts" as defined in SCHEDULE "V-8") unless Sellers, in their sole discretion, also elect to extend the closings of any of the other Equity Interests (or affiliates of Sellers, in their sole discretion, also elect to extend the closings under any Affiliate Contracts) pending the cure of such Material Title Defect. In no event shall Sellers be obligated to initiate suit in connection with the cure of any Material Title Defect. If Sellers disagree with the Buyers' Notice of Material Title Defect, then Sellers shall specify to Buyer, in writing, their grounds for disagreement therefor and propose a good faith resolution of such Material Title Defect, which resolution may include re-structuring the transaction contemplated under this Agreement as to such Property as an asset sale, to the extent that such re-structuring does not create any new significant adverse matters to any Party. If such proposed resolution is mutually agreeable to Buyers, in Buyers' good faith determination, then Buyers shall provide written notice to Sellers of same and the parties shall proceed to Closing under this Agreement (and the Affiliate Contracts, as applicable), subject to the terms contained


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herein. If: (i) Buyers disagree with the Sellers' proposed resolution of the
Material Title Defect and the parties are otherwise unable to agree upon a mutually acceptable resolution of such Material Title Defect within ten (10) days following the Buyers' Notice of Material Title Defect, or (ii) Sellers are unable to cure a Material Title Defect within the aforementioned thirty (30) day cure period, then, unless Buyers agree to rescind the Notice of Material Title Defect, Sellers shall have the right, in Sellers' sole discretion and upon written notice to Buyers, to: (x) exclude the applicable Equity Interests from this transaction (and adjust the Purchase Price in accordance with the purchase price allocations set forth SCHEDULE "A-2"or as otherwise agreed by the Parties) without terminating or otherwise affecting the enforceability of this Agreement as to any of the other Equity Interests or the enforceability of any Affiliate Contracts, and the parties shall thereafter be released from all further obligations under this Agreement with respect to such excluded Equity Interests, except those obligations specifically provided herein to survive the termination of this Agreement; or (y) terminate this Agreement and/or any of the Affiliate Contracts. If Sellers elect to terminate this Agreement, then the Parties shall thereafter be released from all further obligations under this Agreement, except those specifically provided herein to survive the termination of this Agreement. If Buyers do not timely deliver a Notice of Material Title Defect, then Buyers' rights to object to such Material Title Defect shall be waived and Buyers shall be obligated to proceed to Closing, subject to the terms and conditions of this Agreement.

5. Sellers' Representations and Warranties. Each of the Sellers represents and warrants to Buyers that, as to the Property Owner in which the Seller holds an Equity Interest and as to the Property owned by such Property Owner, as of the date hereof:

     (a) The Property Owner owns the following property:

          (i) With respect to each Property Owner that owns a Leasehold Interest, subject to Permitted Exceptions and the Mortgage, good and marketable leasehold title and interest in and to the Leasehold Interest, together with the Property Owner's right, title and interest (if any) in and to all open or proposed highways, streets, roads, avenues, alleys, easements, strips, gores, and rights-of-way in, on, contiguous to, abutting or adjoining the Leasehold Interest, as well as all structures, buildings, improvements and fixtures located on or forming part of the Leasehold Interest, together with all fixtures owned by the Property Owner and all equipment and appliances owned by the Property Owner and used in connection with the operation or occupancy of the improvements such as heating and air-conditioning and ventilation systems and facilities used to provide any utility services, as same may exist at Closing in the ordinary course of Sellers' business (the "IMPROVEMENTS");

          (ii) With respect to each Property Owner that owns a Fee Interest, subject to Permitted Exceptions and the Mortgage, good and marketable title and interest in and to the Fee Interest, together with the Property Owner's right, title and interest (if any) in and to all open or proposed highways, streets, roads, avenues, alleys, easements, strips, gores, and rights-of-way in, on, contiguous to, abutting or adjoining the Fee Interest, as well as the Improvements located on or forming part of the Fee Interest;


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          (iii) Except as otherwise provided herein, the Permitted Exceptions and the Mortgage, good and marketable title and interest in and to all personal property held by the Property Owner, including, but not limited to, the Property Owner's rights (if any) to all architectural, mechanical, electrical and structural plans, studies, drawings, specifications, surveys, renderings and other technical descriptions that relate to the Property, in possession of the Property Owner or the Property Owner's agent and subject to the rights of the Lender and, where applicable, the rights of the Ground Lessor under the Ground Lease, as same may exist at Closing in the ordinary course of Seller's business (the "PERSONAL PROPERTY");

          (iv) The leases and license agreements between each Property Owner and the tenants with respect to the Improvements owned by such Property Owner, as same may exist at Closing in the ordinary course of Seller's business (such tenants, whether direct tenants as to a Fee Interest Property or Tenants as to a Leasehold Interest Property, are hereinafter referred to as "TENANTS" and all such leases and license agreements of any Tenants are hereinafter referred to as "LEASES"); and

          (v) The Property Owner's interest (if any) in all transferable licenses, permits and warranties in effect with respect to the Fee Interests or the Leasehold Interests, the Improvements and the Personal Property as set forth on SCHEDULES "D-1" through "D-11" (the "LICENSES"), an interest in all written service, maintenance or related vendor contracts as set forth on SCHEDULES "E-1" through "E-11" (the "SERVICE CONTRACTS") in effect at Closing, and all equipment leases and rights of the Property Owner thereunder (if any) relating to equipment or property located on the Fee Interests or the Leasehold Interests and which may survive the Closing as set forth on SCHEDULES "F-1" through "F-11" (the "EQUIPMENT LEASES"), as all of the foregoing may exist at Closing in the ordinary course of Seller's business (collectively, the "INTANGIBLE PROPERTY") (as to each Fee Interest or Leasehold Interest, such Fee Interest or Leasehold Interest together with the Improvements, the Personal Property, the Leases and the Intangible Property with respect thereto, are collectively referred to as the "PROPERTY").

     (b) The rent rolls attached hereto as SCHEDULES "G-1" through "G-11" are a true, accurate and complete listing, as of the date hereof, of each Tenant, space occupied, lease term, current rent, Lease start and expiration date for the Property (herein the "RENT ROLL"), and Sellers have provided to Buyers a true, accurate and complete copy of each Lease set forth on the Rent Roll. Each Lease so delivered is, as of the Effective Date, in full force and effect and has not been amended, modified or supplemented in any material way except as set forth in the copies of the Lease provided to Buyers pursuant to this Section. Except as otherwise disclosed by Sellers to Buyers in writing, as of the Effective Date, to Sellers' knowledge there are no defaults by Tenants under any of the Leases. Except as otherwise disclosed by Sellers to Buyers in writing or as set forth in the Leases, the Property Owners have not committed to any tenant improvements or allowances for periods arising after the Closing, and as of the Closing all tenant improvements, repairs and other work and obligations, if any, then required to be performed by the Property Owners under each of the Leases will be fully performed, credited or paid for prior to or at Closing, as applicable. None of the Leases or rents payable thereunder has been assigned, pledged or encumbered, except to the Lender.


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     (c) Except as set forth on the Tenant rent arrearage schedule attached hereto as SCHEDULES "H-1" through "H-11", as of the Effective Date, no rents have been paid more than one (1) month in advance by any Tenant under any Lease and any Tenant rent arrearages are set forth on such schedule. Except as set forth on the Tenant rent arrearage schedule, as of the Effective Date, no additional rents have been collected for the period subsequent to the Closing.

     (d) All "Tenant Security Deposits" held by the Property Owners as of the Effective Date are as set forth on the Tenant security deposit schedule attached hereto as SCHEDULES "I-1" through "I-11". For purposes of this Agreement, "TENANT SECURITY DEPOSITS" shall mean and include all security deposits, escrow deposits, reserve funds, security interests, letters of credit, pledges, prepaid rent or other sums, deposits or interests held by a Property Owner or by any other Person for the benefit of the Property Owner with respect to the Leases. All unapplied security deposits, reserve accounts, escrow funds or other similar payments paid by the Tenants are held by each Property Owner in accordance with the terms and provisions of the Leases.

     (e) All "Tenant Inducement Costs" and "Leasing Commissions" payable with respect to the Leases which exist or are pending as of the date hereof are set forth on SCHEDULES "J-1" through "J-11". Further, SCHEDULE "J-12" sets forth all "Tenant Inducement Costs" and "Leasing Commissions" payable with respect to the vacant spaces specified on said exhibits. For purposes hereof, "TENANT INDUCEMENT COSTS" shall mean any payments required under a Lease to be paid by the landlord thereunder (including the cost of work to be performed by or on behalf of the landlord) to or for the benefit of the Tenant thereunder, which is in the nature of a tenant inducement or concession, including, without limitation, rent concessions, tenant improvement costs, and other work allowances, lease buyout costs, legal fees and other expenses and moving allowances. The term "LEASING COMMISSIONS" shall mean any leasing commission payable to any broker in connection with the Leases for the initial term or any renewal, or extension period and/or expansion option. As set forth on SCHEDULES "J-1"through "J-11", Tenant Inducement Costs and Leasing Commissions under each of the Leases will be fully performed, credited or paid for by Sellers prior to, at or subsequent to the Closing in accordance with the applicable Leases. Except as set forth on SCHEDULES "J-1"through "J-11", as of the Effective Date, Sellers have not committed to any Tenant Inducement Costs and Leasing Commissions, repairs or other work obligations for periods arising after the Closing; provided, however, that rent abatements and rent concessions as shown on SCHEDULES "J-1"through "J-11" for periods subsequent to Closing shall be credited at Closing. Tenant Inducement Costs and Leasing Commissions, repairs and other work obligations, if any, set forth on SCHEDULE "J-12" will not be fully performed, credited or paid for by Sellers prior to Closing; instead, Sellers shall be responsible for such obligations after Closing (including leasing commissions due to "Paramount" (as hereinafter defined) or "HPMA" (as hereinafter defined), as applicable, under the applicable management agreement in connection with the leasing of such vacant spaces), and Sellers will, at their option, either: (i) provide Buyers with a credit at Closing against the Purchase Price in the amount of such Tenant Inducement Costs and Leasing Commissions, or (ii) pay such Tenant Inducement Costs and Leasing Commissions directly to the new tenant(s) for such reasonable period of time following the Closing not to exceed one (1) year. Buyers shall be solely responsible for


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the tenant improvement costs, if any, for the renewals of any existing Leases, as well as all leasing commissions due to Paramount or HPMA, as applicable, under the applicable management agreement in connection with the renewals of such existing Leases, including those tenant improvement costs and leasing commissions set forth on SCHEDULE "J-13".

     (f) All "MORTGAGE RESERVES", which shall mean all sums deposited by a Property Owner with a Lender as additional security for the payment of taxes, insurance, repairs and replacements, tenant improvements and leasing commissions as of the Effective Date are set forth on SCHEDULES "K-1"through "K-11", and those Mortgage Reserves that exist as of the Closing in the ordinary course of Sellers' business, shall be credited to Sellers at Closing and Buyers shall be solely responsible for Lender's return of Mortgage Reserves to Buyer.

     (g) All management agreements with respect to the Properties are listed on SCHEDULES "L-1"through "L-11". For purposes of this Agreement, "MANAGEMENT AGREEMENTS" shall mean all property management agreements, brokerage or leasing commission agreements or agreements to compensate a third party for the management or leasing for a Property on behalf of a Property Owner. As of the Closing and subject to Lender's consent, all such management agreements shall be terminated by the Property Owners and, with the exception of the new property management agreements between the Property Owners and Healthcare Property Managers of America, LLC, a Florida limited liability company d/b/a Paramount Real Estate Services ("HPMA"), an affiliate of Paramount that each Buyer, on behalf of each Property Owner, will enter into and deliver at Closing as provided in paragraph (a)(xii) of SCHEDULE "V" hereto, no property management compensation, brokerage or leasing commissions or similar compensation will be due or payable by the Property Owners or the Buyers (except as the result of any acts of the Buyers) with respect to the Property Owners' fee or leasehold ownership of the Properties or any Lease (including any extensions or renewals thereof) except as otherwise disclosed to Buyers in writing or set forth herein.

     (h) Except for the Lenders' consents and any consents required under the Ground Leases, the execution, delivery and performance of this Agreement by Sellers has been duly authorized and no consent of any other person or entity to such execution, delivery and performance is required to render this document a valid and binding instrument enforceable in accordance with its terms. Sellers have obtained all consents required under the Ground Leases, and such consents are attached hereto as SCHEDULE "M" (collectively, the "GROUND LESSOR CONSENTS") and are acceptable to Buyers.

     (i) To the extent that FIRPTA is applicable, Sellers are not a "foreign person" within the meaning of the United States tax laws, to which reference is made in Internal Revenue Code Section 1445(b)(2) and, to the extent required by FIRPTA, each Seller will execute and deliver at Closing the FIRPTA certificate attached hereto as SCHEDULE "M M".

     (j) Subject to obtaining the Lenders' consents to transfer of the Equity Interests, the entering into this Agreement (and the sale of the Equity Interests to Buyers) (i) will not constitute a violation or breach by Sellers of: (a) the "Partnership Agreement"


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(as hereinafter defined) of each Property Owner that is a partnership, the
Operating Agreement" (as hereinafter defined) of the Property Owner that is a limited liability company, the Ground Leases, or any contract, agreement, understanding or instrument to which it is a party or by which Sellers or the Property Owners are subject or bound; or (b) any judgment, order, writ, injunction or decree issued against or imposed upon them; and (ii) will not result in the violation of any applicable law, order, rule or regulation of any governmental or quasi-governmental authority.

     (k) Subject to obtaining the Lenders' consents to transfer of the Equity Interests, Sellers do not need any further consents, joinders or authorizations from any governmental or private entity, corporation, partnership, individual or other entity to execute, deliver and perform their obligations under this Agreement, and to consummate the transactions contemplated hereby, and, subject to the Ground Leases and the Permitted Exceptions, neither the Equity Interests nor the Properties are subject to any rights of first refusal or options to purchase as a result of the transactions contemplated herein, except as was previously disclosed to Buyers in writing.

     (l) Each of the Service Contracts in effect on the Effective Date are listed on SCHEDULES "E-1"through "E-11" (the "SERVICE AGREEMENTS") and may be cancelled by the Property Owners upon thirty (30) days written notice to the other party thereto, unless otherwise set forth in the Service Contracts. Except for the Service Contracts, as of the Effective Date, there are no service contracts, oral or written, with respect to the Properties or binding on the Property Owners.

     (m) Except for the Permitted Exceptions, the Partnership Agreements, the Operating Agreement, the Ground Leases, the Leases, the Mortgages, the Management Agreements, the Licenses, the Service Contracts and the Equipment Leases, all as set forth on the Exhibits hereto, and except as disclosed in writing to Buyers, as of the Effective Date, there are no other contracts or agreements, oral or written, with respect to the Property Owners that will survive the Closing.

     (n) Except as may be disclosed in the environmental reports listed on SCHEDULES "N-1"through "N-11", Sellers have no knowledge, without any duty of further investigation, of any generation, production, storage, treatment, discharge, or release of any toxic or hazardous substance or pollutant on or under any portion of the Properties.

     (o) Except as otherwise disclosed to Buyers on SCHEDULE "O", as of the Effective Date, there are no (i) claims, actions, suits, condemnation actions or proceedings pending or, to the best of Sellers' knowledge, threatened (including without limitation bankruptcy) against Sellers, the Property Owners or the Properties, that would materially and adversely affect Sellers, the Property Owners or the Properties, or (ii) violations of any law, statute, government regulations or requirement, including any private covenants or restrictions, that would materially and adversely affect Sellers, the Property Owners or the Properties.


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     (p) The Properties are serviced by sufficient utilities offered by public utility companies, and all assessments and charges owing to such utilities are and will remain current through the last billing period prior to Closing and will be pro-rated at Closing.

     (q) The Properties are subject to the Mortgages. Except for the Mortgages, to the best of Sellers' knowledge, without inquiry or investigation, the Properties are not subject to or encumbered by any other indebtedness caused by the Property Owners, including but not limited to mechanic's or materialmen's liens or any other monetary encumbrance caused by the Property Owners. Any mortgage, deed of trust or other indebtedness or monetary encumbrance that is caused by the Property Owners and encumbers any Property (other than the Mortgages) shall be paid by the Property Owners at Closing. Any other monetary encumbrance shall be deemed a title defect to be governed in accordance with
Section 4(b) above.

     (r) Each Managing Seller owns and is the holder of record of its Managing Interest. Each Managing Seller has full power and authority to sell its Managing Interest to Buyers free and clear of any claim, suit, proceedings, call, commitment, voting trust, proxy, security interest, pledge, lien or encumbrance of any kind or nature whatsoever, except for any lien relating to the security of a Mortgage and any consent required under a Ground Lease or a Mortgage.

     (s) Each Non-Managing Seller owns and is the holder of record of its Non-Managing Interest. Each Non-Managing Seller has full power and authority to sell its Non-Managing Interest to Buyers free and clear of any claim, suit, proceedings, call, commitment, voting trust, proxy, security interest, pledge, lien or encumbrance of any kind or nature whatsoever, except for any lien relating to the security of a Mortgage and any consent required under a Ground Lease or a Mortgage.

     (t) Each Property Owner that is a limited partnership is duly organized, validly existing and in good standing pursuant to the laws of the State of its formation as identified on EXHIBIT "A-4", and has all of the necessary powers and material licenses to operate its properties and carry on its business. Each Property Owner that is a limited partnership is in good standing in the State of its formation and in each jurisdiction in which the ownership of its properties or the nature of its business makes such qualification necessary and where a failure to be so qualified would have a material adverse effect on the business, operations, prospects or condition, financial or otherwise, of the Property Owner, taken as a whole. Attached hereto as SCHEDULES "P-1"through "P-10" are, as to each Property Owner that is a limited partnership: (i) a certified copy of the Certificate of Limited Partnership of the Property Owner, certified by the Secretary of State of the State of its formation, (ii) a certified copy of the Agreement of Limited Partnership of the Property Owner (the "PARTNERSHIP AGREEMENT"), as amended, certified by the applicable Managing Seller as general partner of the Property Owner; and (iii) certificates of good standing of the Property Owner for the State of its formation. The foregoing organizational and qualification documents are complete and correct and no amendments have been made thereto or have been authorized since the date thereof unless otherwise disclosed to Buyers in writing.

     (u) The Property Owner that is a limited liability company is duly organized, validly existing and in good standing pursuant to the laws of the State of its formation as identified on EXHIBIT "A-4", and has all of the necessary powers and material licenses to operate its properties and carry on its business. The Property Owner that is a limited liability company is in good standing in the State of its formation and in each jurisdiction in which the ownership of its properties or the nature of its business makes such qualification necessary and where a failure to be so qualified would have a material adverse effect on the business, operations, prospects or condition, financial or otherwise, of such Property Owner, taken as a whole. Attached hereto as SCHEDULES "P-11"is, as to the Property Owner that is a limited liability company: (i) a certified copy of the Articles of Organization of the Property Owner, certified by the Secretary of State of the State of its formation, (ii) a certified copy of the Operating Agreement of the Property Owner (the "OPERATING AGREEMENT"), as amended, certified by the applicable Managing Seller as managing member of the Property Owner; and (iii) certificates of good standing of the Property Owner for the State of its formation. The foregoing organizational and qualification documents are complete and correct and no amendments have been made thereto or have been authorized since the date thereof unless otherwise disclosed to Buyers in writing.

     (v) Each Managing Seller that is a corporation is duly organized, validly existing and in good standing pursuant to the laws of the State of its formation as identified on EXHIBIT "A-1", and has all of the necessary powers and material licenses to carry on its business. Each Managing Seller that is a corporation is duly qualified to do business as a corporation and is in good standing in the State of its formation and any other jurisdiction in which the nature of its business makes such qualification necessary and where a failure to be so qualified would have a material adverse effect on the business, operations, prospects or condition, financial or otherwise, of such Managing Seller, taken as a whole. Attached hereto as SCHEDULES "Q-1"through "Q-9", as to each Managing Seller that is a corporation, are: (i) a certified copy of the Articles of Incorporation of the Managing Seller, certified by the Secretary of State of the State of its formation, (ii) a certified copy of the Bylaws of the Managing Seller certified by the Secretary or Assistant Secretary of the Managing Seller; and (iii) a certificate of good standing of the Managing Seller for the State of its formation. The foregoing organizational and qualification documents are complete and correct and no amendments have been made thereto or have been authorized since the date thereof unless otherwise disclosed to Buyers in writing.

     (w) The Managing Seller that is a limited partnership is duly organized, validly existing and in good standing pursuant to the laws of the State of its formation as identified on EXHIBIT "A-1", and has all of the necessary powers and material licenses to operate its properties and carry on its business. Such Managing Seller is a limited partnership is in good standing in the State of its formation and in each jurisdiction in which the ownership of its properties or the nature of its business makes such qualification necessary and where a failure to be so qualified would have a material adverse effect on the business, operations, prospects or condition, financial or otherwise, of the Property Owner, taken as a whole. Attached hereto as SCHEDULE "Q-10" are, as to such Managing Seller: (i) a certified copy of the Certificate of Limited Partnership of the Managing Seller, certified by the Secretary of State of the State of its formation, and (ii) a certificate of good standing of such Managing Seller for the State of its formation. The foregoing organizational and qualification documents are complete and correct and no amendments have been made thereto or have been authorized since the date thereof unless otherwise disclosed to Buyers in writing.

     (x) The Managing Seller that is a limited liability company is duly organized, validly existing and in good standing pursuant to the laws of the State of its formation as identified on EXHIBIT "A-1", and has all of the necessary powers and material licenses to carry on its business. Such Managing Seller is duly qualified to do business as a that is a limited liability company and is in good standing in the State of its formation and any other jurisdiction in which the nature of its business makes such qualification necessary and where a failure to be so qualified would have a material adverse effect on the business, operations, prospects or condition, financial or otherwise, of such Managing Seller, taken as a whole. Attached hereto as EXHIBIT "Q-11" are: (i) a certified copy of the Articles of Organization of such Managing Seller, certified by the Secretary of State of the State of its formation, (ii) a certified copy of the Bylaws of such Managing Seller certified by the Secretary or Assistant Secretary of the Managing Seller; and (iii) a certificate of good standing of such Managing Seller for the State of its formation. The foregoing organizational and qualification documents are complete and correct and no amendments have been made thereto or have been authorized since the date thereof unless otherwise disclosed to Buyers in writing.

     (y) Each Non-Managing Seller that is an entity is duly organized, validly existing and in good standing pursuant to the laws of the State of its formation as identified on EXHIBIT "A-2", and has all of the necessary powers and material licenses to carry on its business. Each Non-Managing Seller is in good standing in the State of its formation and any other jurisdiction in which the nature of its business makes such qualification necessary and where a failure to be so qualified would have a material adverse effect on the business, operations, prospects or condition, financial or otherwise, of Non-Managing Seller, taken as a whole. Attached hereto as EXHIBITS "R-1", "R-2" and "R-3", as to each Non-Managing Seller, are: (i) a certified copy of the Certificate of Limited Partnership of the Non-Managing Seller, certified by the Secretary of State of the State of its formation; and (ii) a certificate of good standing of the Non-Managing Seller for the State of its formation. The foregoing organizational and qualification documents are complete and correct and no amendments have been made thereto or have been authorized since the date thereof unless otherwise disclosed to Buyers in writing.

     (z) Except for the Equity Interests, there are no other issued or outstanding partnership or ownership interests (whether in the form of debt or equity) in the Property Owners. There are no other outstanding subscriptions, options, rights, warrants, convertible securities, calls or other agreements or commitments obligating the Property Owners or Sellers to issue or transfer the Equity Interests or calls or other agreements or commitments obligating the holders of interests in the Property Owners to contribute additional capital to the Property Owners. The Equity Interests have been duly authorized and issued, fully paid and are nonassessable, and free and clear of any and all liens, equities, claims, charges, and encumbrances. Upon assignment and transfer to Buyers, the Equity Interests shall be duly authorized and issued, fully paid and nonassessable, free and clear of any and all liens, equities, claims, charges, encumbrances or liabilities of any kind except for any lien related to the security of the Mortgages, and shall constitute 100% of the entire outstanding ownership of the Property Owners. There are no agreements or understandings between any persons that affect or relate to the voting rights of the Equity Interests or Sellers' ability to transfer the Equity Interests (except for the consent of the Ground Lessors, if required under the Ground Leases, and the consent of the Lenders, if required), including, without limitation, a voting agreement, voting trust or proxy. There are no preemptive or similar rights to purchase or otherwise acquire the Equity Interests. Upon assignment of the Equity Interests to Buyers, Buyers shall be fully admitted to the Property Owners as the sole holders of the managing and non-managing interests in the Property Owners without further action by any person. Sellers are not in default of the Partnership Agreements or the Operating Agreement. Sellers have not made any loans to the Property Owners that remain unpaid.

     (aa) The Property Owners have no officers, directors or employees (excluding officers, directors, managers or employees of the Managing Sellers). The Property Owners are not required to grant or continue employment or make any severance payments or any similar payments to any person arising out of any employment, consulting or similar relationship, including, but not limited to any officers of the Managing Sellers.

     (bb) Neither the Property Owners nor Sellers are a party to any collective bargaining agreement or to any agreement with a labor union. There is no unfair labor practice complaint pending or threatened under the National Labor Relations Act against either the Property Owners or Sellers. There is no labor grievance pending against the Property Owners or Sellers with the Equal Employment Opportunity Commission or any other governmental agency.

     (cc) Neither the Property Owners nor Sellers are required to make contributions to, and have not previously maintained, sponsored or made contributions to: (i) any pension, profit sharing or other retirement plan (whether or not such plan is or is not intended to be qualified under 401(a) of the Internal Revenue Code of 1986, as amended); (ii) any stock option, stock purchase or stock ownership plan; (iii) any bonus, performance or incentive plan; (iv) any severance pay plan; (v) any plan of deferred compensation; or
(vi) any other plan, agreement, arrangement or understanding (whether oral or written) which is similar to any of the foregoing, including, without limitation, any employee benefit plans, within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended.

     (dd) Attached hereto as SCHEDULES "S-1"through "S-11" is a complete and correct list of each bank in which each Property Owner has an account or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto.

     (ee) Attached hereto as SCHEDULES "T-1"through "T-11"are (i) the balance sheet of each Property Owner as of December 31, 2004, and (ii) related statements of income and retained earnings and changes in financial position for the fiscal year ended December 31, 2004, together with such supporting schedules as prepared by the Property Owner and as certified by the applicable Managing Seller as presenting fairly the financial position of the Property Owner as of the respective dates of said balance sheets and results of operations and changes in financial position of the Property Owner for the respective periods prepared on a basis consistent with that of the preceding periods and in accordance with generally accepted accounting principles (the "FINANCIAL STATEMENTS"). The fiscal year of each Property Owner is the calendar year.

     (ff) There are no due but unpaid real estate, income, sales or any other federal, state or local tax liabilities of Sellers or the Property Owners, whether contingent or otherwise, which affect the Property Owners, the Properties or Sellers or which, by application of law or otherwise, Buyers would become responsible for as a result of the acquisition of the Equity Interests, other than sales tax due for the month of Closing, which shall be prorated as hereinafter provided. Sellers have no knowledge of any threatened tax audit. The Property Owners and Sellers have each filed all required federal, state and local tax returns and have made provision for the payment of such taxes, if any, as set forth in the Financial Statements. There are no present or pending disputes as to taxes of any nature and payable by the Property Owners or Sellers, or proposed assessments or any federal, state or local taxes pending against the Property Owners or Sellers.

     (gg) The Property Owners' books and records are, in all material respects, complete, correct and up to date.

     (hh) Attached hereto as SCHEDULES "U-1"through "U-11"is a complete and correct list of all insurance policies maintained by each Property Owner. All policies of fire, liability and other forms of insurance held or owned by the Property Owners (including, but not limited to, any state sponsored plan or program for workers' compensation) are in full force and effect and all premiums due on or before the Closing Date have been or will be paid on or before the Closing Date.

     (ii) The offer, sale and transfer of the Equity Interests, as contemplated by this Agreement, is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended, and the applicable securities laws of any jurisdiction (collectively the "SECURITIES LAWS") and neither Sellers nor any authorized agent acting on their behalf has taken or will take any action after the date of this Agreement that, to the best of Sellers' knowledge, would cause the loss of such exemption.

     (jj) All representations and warranties of Sellers made in this Section 5 shall expire on the second (2nd) anniversary of the Closing, except that if a claim is made hereunder with respect to a breach of such representation and warranty prior to the second (2nd) anniversary of the Closing, then such representation and warranty shall survive as to such claim until a full and complete adjudication of such claim. As additional security for Sellers' representations and warranties and to compensate Buyer if any of Sellers' representations or warranties proves to be materially untrue or inaccurate, Sellers' Guarantor shall execute and deliver to Buyers at Closing the Indemnity Agreement in favor of Buyers in the form attached hereto as EXHIBIT "D" ("INDEMNITY AGREEMENT"). Sellers' Guarantor agrees that, during the term of the Indemnity Agreement, Sellers' Guarantor shall maintain adequate funds, at all times, to fulfill its obligations under the Indemnity Agreement.

6. Representations of Buyers. Buyers represent and warrant to Sellers that as of the date hereof and as of the Closing Date:

     (a) The execution, delivery and performance of this Agreement by Buyers has been duly authorized and no consent of any other person or entity to such execution, delivery and performance is required to render this document a valid and binding instrument enforceable in accordance with its terms.

     (b) The entering into this Agreement (and the purchase of the Equity Interests by Buyers): (i) shall not constitute a violation or breach by Buyers of: (x) any contract, agreement, understanding or instrument to which it is a party or by which Buyers are subject or bound; or (y) any judgment, order, writ, injunction or decree issued against or imposed upon Buyers; and (ii) will not result in the violation of any applicable law, order, rule or regulation of any governmental or quasi-governmental authority.

     (c) Subject to obtaining the Lenders' consents, Buyers do not need any further consents, joinders or authorizations from any governmental or private entity, corporation, partnership, individual or other entity to execute, deliver and perform their obligations under this Agreement, and to consummate the transactions contemplated hereby.

     All representations and warranties of Buyers made in this Section 6 shall expire on the second (2nd) anniversary of the Closing, except that if a claim is made hereunder with respect to a breach of such representation and warranty prior to the second (2nd) anniversary of the Closing, then such representation and warranty shall survive as to such claim until a full and complete adjudication of such claim.

7. Closing. Subject to satisfaction or waiver of all conditions precedent to Sellers' and Buyers' obligations to sell and purchase the Equity Interests, respectively, the transaction contemplated by this Agreement shall be consummated in accordance with this Agreement (the "CLOSING") on December 5, 2005 or such earlier date agreed to by Sellers and Buyers in writing or such later date as may be expressly provided for in this Agreement or the Escrow Agreement (as herein defined), if applicable as to Deferred Closings (as herein defined). The date upon which the Closing occurs as to each Equity Interest is referred to as the "CLOSING DATE". The Closing will take place at the offices of Sellers or Sellers' legal counsel, in Palm Beach County, Florida. Notwithstanding the foregoing, Sellers and Buyers shall work cooperatively and in good faith to effectuate an "escrow closing" as opposed to a "sit-down" closing pursuant to a written escrow agreement acceptable to Sellers and Buyers and their respective counsel. The Parties shall not be obligated to purchase or to sell an Equity Interest or close the transactions contemplated hereunder with respect to such Equity Interest until the conditions precedent to such Party's respective obligations as set forth herein are completely satisfied or waived. If, at or prior to the Closing, one or more of the conditions precedent to a Party's obligation are not completely satisfied or waived, such Party shall provide written notice to other Party of the unsatisfied conditions precedent and both Parties agree to use their commercially reasonable efforts to satisfy all conditions precedent to their respective obligations to close. If the conditions precedent are still not satisfied as of Closing, and unless Buyers or Sellers waive, in writing, such conditions precedent to their respective obligations to close, as applicable, then Sellers, in their sole discretion, may extend the Closing of the transaction contemplated under this Agreement for up to thirty (30) days to permit satisfaction of the conditions precedent, provided that such Closing extension shall relate to the affected Equity Interests only and shall not affect the closings of any of the other Equity Interests (or the closings under any "Affiliate Contracts" as hereinafter defined) unless Sellers, in their sole discretion, also elect to extend the closings of any of the other Equity Interests (or affiliates of Sellers, in their sole discretion, also elect to extend the closings under any Affiliate Contracts) pending satisfaction of the conditions precedent. If Sellers elect not to extend the Closing, or the Closing is extended but the conditions precedent are not satisfied or waived notwithstanding such extension, then Sellers shall, upon written notice to Buyers, elect either to: (i) exclude the applicable Equity Interests from this transaction (and adjust the Purchase Price in accordance with the purchase price allocations set forth SCHEDULE "A-1" or as otherwise agreed by the Parties) without terminating or otherwise affecting the enforceability of this Agreement as to any of the other Equity Interests or the enforceability of any Affiliate Contracts and the parties shall thereafter be released from all further obligations under this Agreement with respect to such excluded Equity Interest, except those obligations specifically provided herein to survive the termination of this Agreement, or (ii) terminate this Agreement and/or any of the Affiliate Contracts. The foregoing election by Sellers shall be made in Sellers' sole discretion. If Sellers elect to terminate this Agreement, then the parties shall thereafter be released from all further obligations under this Agreement, except those specifically provided herein to survive the termination of this Agreement.

     (a) If all conditions precedent to Sellers' and Buyers' obligations to sell and purchase the Equity Interests, respectively, as set forth in this Agreement, have been satisfied or waived, as applicable by the respective parties, except the requirement that the Lenders consent to the transfer of the Equity Interests and the Releases (collectively, the "REQUIRED LENDER CONSENTS") and except for the "Settlement Statements" (as defined in SCHEDULE "W") and any other documents that cannot practically be delivered until the actual Closing Date is known, then with respect to those Property Owners for which the Required Lender Consents have not been obtained prior to Closing, the following provisions shall apply:

          (i) Sellers, in their sole discretion, may extend the Closing of the transaction contemplated under this Agreement for up to thirty (30) days to permit Buyers and Sellers to acquire the Required Lender Consents, provided that such Closing extension shall relate to the affected Equity Interests only and shall not affect the closings of any of the other Equity Interests (or the closings under any "Affiliate Contracts" as hereinafter defined) unless Sellers, in their sole discretion, also elect to extend the closings of any of the other Equity Interests (or affiliates of Sellers, in their sole discretion, also elect to extend the closings under any Affiliate Contracts) pending receipt of the Required Lender Consents; or,

          (ii) If Sellers elect not to extend the Closing, or if the Closing is extended but the Required Lender Consents are not received within the extension period, then, notwithstanding such extension, Sellers shall, upon written notice to Buyers, elect to:

               (1) Exclude one or more of the applicable Equity Interests from this transaction (and adjust the Purchase Price in accordance with the purchase price allocations set forth SCHEDULE "A-1"or as otherwise agreed by the Parties) without terminating or otherwise affecting the enforceability of this Agreement as to any of the other Equity Interests or the enforceability of any Affiliate Contracts (provided that all of the Equity Interests as to each Property must either be excluded or not excluded), and the parties shall thereafter be released from all further obligations under this Agreement with respect to such excluded Equity Interests, except those obligations specifically provided herein to survive the termination of this Agreement; and/or

               (2) Require that one or more of the Equity Interests for which the Required Lender Consents have not been received (the "DEFERRED CLOSINGS") be closed in escrow, pursuant to an escrow agreement between the applicable Sellers and Buyers in the form of EXHIBIT "E" hereto (the "ESCROW AGREEMENT"), pending either: (i) receipt of the Required Lender Consents; or (b) defeasance or satisfaction of such Mortgages by Buyers in accordance with this Section 7(a). The terms of defeasance or satisfaction of the Mortgages are summarized on SCHEDULE "B-2", provided that such exhibit is intended as a summary and estimate of costs only and the terms of Buyers' obligation to defease or satisfy the Mortgages shall be in accordance with the applicable Mortgages and/or Loan Documents. Notwithstanding that Sellers may elect to require that the sale of the Equity Interests as to one or more Property Owners be closed in escrow, the remaining Equity Interests under this Agreement and the Affiliate Contracts for which the Required Lender Consents have been received shall be closed in accordance with this Agreement and the Affiliate Contracts, respectively, on the Closing Date or earlier as may agreed upon by the Parties.

The foregoing election by Sellers shall be made in Sellers' sole discretion.

          (iii) With respect to the Deferred Closings, Buyers shall deposit into escrow with the closing agent, as part of the Closing of the remaining Equity Interests under this Agreement and Affiliate Contracts, the full Purchase Price for the applicable Equity Interests, together with all additional amounts necessary, in Sellers' reasonable determination, for satisfaction or defeasance of the Mortgages for which the Required Lender Consents have not been obtained (including all amounts required for defeasance, yield maintenance, and prepayment penalties as summarized on SCHEDULE "B-2", as well as additional costs for payment other than on a regularly scheduled Mortgage payment date, or otherwise as applicable) (collectively referred to herein as the "DEFEASANCE DEPOSITS"). Provided that Buyers have made a full and timely deposit of the Defeasance Deposits with the closing agent, and provided further that there is a reasonable likelihood of obtaining the Required Lender Consents within fifteen
(15) days following the Closing Date, as determined by Buyers in their reasonable discretion, then Buyers shall have the right, upon written notice delivered to Sellers with the Defeasance Deposits, to have Sellers forebear, for a period of fifteen (15) days following the Closing Date, from delivering notices to the applicable Lenders of the intent to satisfy or defease the applicable Mortgages ("BUYERS' EXTENSION"). With the exception of the "Settlement Statements" (as defined in SCHEDULE "W") and any other documents that cannot practically be delivered until the actual Closing Date is known, all other documents and deliverables required under this Agreement shall be deposited with the closing agent on or before the Closing Date for the Equity Interests that are not subject to Deferred Closings. If the Required Lender Consents are not received at the expiration of the Buyers' Extension Period, or if Buyers do not elect to extend the Closing, then Sellers shall give written notice to the applicable Lenders, within five (5) days after Closing or five (5) days after the expiration of Buyers' Extension, as applicable, that such Mortgages will be satisfied or defeased (as applicable). At the expiration of each Lender's notice period for satisfaction or defeasance of such Lender's Mortgage, or earlier if agreed to by the Lender, the closing agent will disburse to the applicable Lender the amounts necessary to defease or otherwise satisfy the Mortgage and disburse the balance of the Defeasance Deposits in accordance with the Escrow Agreement.

          (iv) If, with respect to the Deferred Closings, the Buyers are obligated to make Defeasance Deposits for more than two (2) Mortgages under this Agreement or the Affiliate Contracts, then Buyers may on or before December 1, 2005, request in writing an extension of up to ten (10) days beyond the Closing of the remaining Equity Interests for the sole purpose of raising the necessary funds to make the Defeasance Deposits required under paragraph 7(a)(iii) above. If Buyers make such request, then Sellers, in their sole discretion to be exercised (if at all) by written notice given to Buyers not later than December 2, 2005, may elect to either: (1) consent to Buyers' request, or (2) extend the Closing of the entire transaction contemplated under this Agreement for not fewer than ten (10) and not more than thirty (30) days (as specified in Sellers' written notice of exercise or thirty (30) days if no period is specified). If Sellers fail to make an election prior to such deadline, Sellers shall be deemed to have consented to Buyers' request. If Sellers elect to extend the Closing, then the date on which the extension period ends shall be the Closing Date for all purposes of this Agreement. If Sellers elect or are deemed to have elected to consent to Buyers' request, then: (A) the remaining Equity Interests under this Agreement and the Affiliate Contracts for which the Required Lender Consents have been received shall be closed in accordance with this Agreement and the Affiliate Contracts, respectively, on the Closing Date or earlier as may be agreed upon by the Parties, (B) on or before December 5, 2005, Buyers shall be required to make the Defeasance Deposits required under paragraph 7(a)(iii) above for two (2) of the Mortgages (as designated by Sellers), and (C) Buyers will make the Defeasance Deposits required under paragraph 7(a)(iii) above for the remaining Mortgages on or before December 15, 2005. The Deferred Closings will then proceed in accordance with this Agreement. If Buyers request an extension under this paragraph 7(a)(iv), Buyers shall be deemed to have waived their right to exercise the Buyers' Extension under paragraph 7(a)(iii) above. If Buyers fail to perform any of the foregoing requirements, Buyers will be in default under this Agreement.

          (v) Notwithstanding the foregoing provisions of this Section 7, if a Lender does not provide the Required Lender Consents as to a Mortgage, and if such Mortgage may not be prepaid or defeased as a result of a lockout period in such Mortgage (or the associated Loan Documents), and provided that Seller has not exercised its rights under paragraph 7(a)(i)(1) above as to the Equity Interests associated with such Mortgage, then, as to such Equity Interests, the actions otherwise required of Buyer under paragraph 7(a)(iii) above at the Closing Date for the Equity Interests that are not subject to Deferred Closings shall instead be deferred until the earlier of the expiration or waiver of the lockout period for satisfaction or defeasance of such Mortgage. At that time,

Buyers shall deposit the Defeasance Deposits with the closing agent pursuant to an Escrow Agreement, and the foregoing procedures for notice by Sellers, payment of the defeasance or satisfaction amount and closing shall be applicable.

     (b) At Closing, Sellers and Buyers will deliver (or cause to be delivered) to each other the documents, and will take the actions, set forth on SCHEDULE "V".

     (c) The Purchase Price for each of the Equity Interests shall be subject to prorations as set forth in SCHEDULE "W".

     (d) Buyers agree to indemnify Sellers with respect to the requests for the Lenders' approval of this transaction as set forth in SCHEDULE "X".

8. Closing Costs. Buyers shall be responsible for (i) the costs associated with all inspections performed by Buyers with respect to the Property Owners and/or the Properties, (ii) the costs to obtain title insurance commitments, the premiums on the owner's coverage on the title insurance policies and any endorsements issued to Buyers pursuant to the commitments, and the costs of any lenders' policy or endorsements; (iii) the cost of any surveys of the Properties (if obtained by Buyers); (iv) the costs of recording any closing documents; (v) all loan costs and fees charged by the Lenders with regard to Lenders' approval of the transfers of the Equity Interests (to the extent that the Lenders impose assumption fees in connection with the transfers of the Equity Interests, Sellers shall reasonably cooperate with Buyers to attempt to get such fees reduced or waived; however, Buyers hereby acknowledge and agree that any such fees shall be the sole responsibility of Buyers); and (vi) the reimbursement to Sellers of all financing fees and costs shown on SCHEDULE "Y". Each Party shall be responsible for payment of its own legal fees, except as otherwise provided herein.

9. Covenants of Sellers.

     (a) Sellers will, during the term of this Agreement, cause the Property Owners to operate the Properties in a manner consistent with prior operations from the Effective Date through the Closing Date or earlier termination of this Agreement.

     (b) At or prior to the Closing, Sellers shall promptly notify Buyers of any material change in any condition with respect to the Properties, the Property Owners or Sellers, or of any event or circumstance of which Sellers become aware that makes any representation or warranty of Sellers to Buyers that is required to be true at Closing under this Agreement materially untrue or materially misleading, or that makes any covenant of Sellers under this Agreement incapable or less likely of being performed, it being understood that the obligation to provide notice to Buyers under this Section shall in no way relieve Sellers of any liability for a breach by Sellers of any of its representations, warranties or covenants under this Agreement which breach is directly caused by Sellers.

     (c) Prior to the termination of this Agreement by either Sellers or Buyers in accordance with the terms hereof, no party hereto shall negotiate or enter into any agreement with respect to the sale of the Properties or of the Equity Interests with any person or entity other than Buyers, either directly or indirectly through Sellers' agents, employees, partners or directors.

10. Condemnation and Insurance.

     (a) If, prior to the Closing Date, any portion of a Property (i) is destroyed or damaged and the cost to rebuild or repair the Property exceeds Five Percent (5%) of the Purchase Price allocated to such Property hereunder, as reasonably estimated by a contractor retained by Buyers and reasonably acceptable to Sellers, or (ii) becomes the subject of any condemnation or eminent domain proceedings, which reduces the value of the Property by more than Five Percent (5%) of the Purchase Price allocated to such Property hereunder, as reasonably estimated by an appraiser retained by Buyers and reasonably acceptable to Sellers, then Sellers shall promptly notify Buyers of the same and Sellers shall elect to: (1) exclude the applicable Equity Interests from this transaction (and adjust the Purchase Price in accordance with the purchase price allocations set forth SCHEDULE "A-1"or as otherwise agreed by the Parties) and the Parties shall thereafter be released from all further obligations under this Agreement with respect to such excluded Equity Interests, except those obligations specifically provided herein to survive the termination of this Agreement; without terminating or otherwise affecting the enforceability of this Agreement as to any of the other Equity Interests or the enforceability of any Affiliate Contracts, unless Sellers, in their sole discretion, otherwise elect to terminate this Agreement as to all of the Equity Interests and terminate the Affiliate Contracts as a result of termination of this Agreement, or (2) retain the applicable Equity Interests as part of this transaction and consummate this transaction with no reduction in the Purchase Price, in which event Sellers will deliver to Buyers at Closing a duly executed assignment of Sellers' interest in any award made or to be made in connection with such condemnation or eminent domain proceedings or a duly executed assignment of Sellers' claim in any insurance proceeds (including, without limitation, any business income insurance proceeds for the period following the Closing) made or to be made in connection with such damage or destruction. Except as set forth above, risk of loss to the Properties from fire or other casualty or condemnation shall be borne by Sellers until the Closing.

     (b) If, prior to the Closing Date, any portion of a Property is destroyed or damaged resulting in a total rent abatement or a partial rent abatement exceeding fifteen percent (15%) of the rentals provided under the Leases for such Property, Sellers shall have (i) the rights set forth in clauses (1) and
(2) of Section 10(a) above, and (ii) the right, if Sellers elect not to terminate this Agreement, upon written notice to Buyers to extend the Closing as to the affected Equity Interests for a period not to exceed sixty (60) days from the date of such damage or destruction without otherwise affecting the closings of the other Equity Interests or the Affiliate Contracts unless Sellers, in their sole discretion, elect to extend the closings of all of the Equity Interests and the Affiliate Contracts as well.

     (c) Sellers will, at all times following the execution and delivery of this Agreement and until the Closing, maintain in full force, liability and hazard insurance with respect to the Properties.

11. Default/Guarantor.

     (a) If Sellers fail to fulfill any of their respective obligations under this Agreement, including the obligation to convey the Equity Interests to Buyers in accordance with this Agreement, then Buyers will have the right to receive liquidated damages from Sellers, in which event, Sellers shall pay Buyers the total maximum sum set forth on EXHIBIT "H" ("SELLERS' LIQUIDATED DAMAGES AMOUNT") for any one or more breaches of this Agreement and/or the Affiliate Contracts (i.e., the total amount for which Sellers and all other sellers under any Affiliate Contracts may be liable collectively shall be the Sellers' Liquated Damages Amount regardless of the number of breaches, the number of contracts that are breached, or the number of Buyers that are damaged and/or the amount of their damages), as liquidated damages and not as a penalty, to compensate Buyers for their damages as a result of Sellers' breaches of this Agreement and/or the Affiliate Contracts. The Parties acknowledge that Buyers' actual damages as a result of Sellers' breaches of this Agreement and/or the Affiliate Contracts would be difficult, if not impossible, to ascertain, and this amount represents the Parties' agreement as to the liquidated damages due to Buyers in the aggregate. The right of Buyers to receive liquidated damages as provided in this Section 11(a) shall terminate in the event that Closing occurs, and thereafter Buyers' remedies for any of Sellers' breaches of this Agreement and/or the Affiliate Contracts shall be such remedies as may be available at law or in equity; provided, however, that regardless of whether any breaches or defaults by Sellers under this Agreement and/or the Affiliate Contracts occur pre-Closing or post-Closing, in no event will Sellers be liable for any consequential, speculative, or punitive damages for any breaches of or defaults under this Agreement and/or the Affiliate Contracts.

     (b) If Buyers fail to fulfill any of their respective obligations under this Agreement, including (without limitation) the obligation to purchase the Equity Interests from Sellers in accordance with this Agreement, then Sellers will have the right (i) to file an action for specific performance of this Agreement that compels Buyers to consummate the transactions and perform in strict accordance with the terms and conditions of this Agreement, provided Sellers in their sole discretion may waive any such terms or conditions; or (ii) Sellers may elect to receive liquidated damages from Buyers, in which event Buyers shall pay to Sellers the sum set forth on EXHIBIT "H" ("BUYERS' LIQUIDATED DAMAGES AMOUNT") for any one or more breaches of this Agreement and/or the Affiliate Contracts (i.e., the total amount for which Buyers and all other buyers under any Affiliate Contracts may be liable collectively shall be the Buyers' Liquidated Damages Amount regardless of the number of breaches, the number of contracts that are breached, or the number of Sellers that are damaged and/or the amount of their damages), as liquidated damages and not as a penalty to compensate Sellers for their damages as a result of Buyers' breach(es) of this Agreement and/or the Affiliate Contracts. The Parties acknowledge that Sellers' actual damages as a result of Buyers' breaches of this Agreement and/or the Affiliate Contracts would be difficult, if not impossible, to ascertain, and this amount represents the Parties' agreement as to the liquidated damages due to Sellers in the aggregate. The right of Sellers to receive liquidated damages as provided in this Section 11(b) shall terminate in the event that Closing occurs, and thereafter Sellers' remedies for any of Buyers' breaches of this Agreement and/or the Affiliate Contracts shall be such remedies as may be available at law or in equity; provided, however, that regardless of whether any breaches or defaults by Buyers under this Agreement and/or the Affiliate Contracts occur pre-Closing or post-Closing, in no event will Buyers be liable for any consequential, speculative, or punitive damages for any breaches of or defaults under this Agreement and/or the Affiliate Contracts.

     (c) Without limiting Section 11(a) above, if (i) the transaction contemplated by this Agreement fails to close solely due to Sellers willful refusal to convey the Equity Interests to Buyers after all conditions precedent to Sellers' obligations to close under this Agreement have been fully satisfied or waived in writing by Sellers, and (ii) Buyers have fulfilled all of their respective obligations such that Buyers are ready, willing and able to close under this Agreement, then Sellers will be obligated to pay Buyers a break-up fee equal to the amount set forth on EXHIBIT "H" (the "BREAK-UP FEE") in addition to the liquidated damages under Section 11(a) above. It is expressly understood and agreed by Buyers that in no event will the Break-Up Fee be payable by Sellers if the transaction contemplated under this Agreement fails to close for any reason other than Sellers' willful refusal to convey the Equity Interests to Buyers after all conditions precedent to Sellers' obligations to close under this Agreement have been fully satisfied or waived in writing by Sellers; accordingly, with respect to any other breach or default by Sellers of any nature, including, without limitation, the failure of the transaction to close due to a breach of any representations or warranties of Sellers, Buyers' sole remedy shall be provided in Section 11(a) above and Buyers shall have no claim to all or any portion of the Break-Up Fee. Further, the total Break-Up Fee for which Sellers and all other sellers under any Affiliate Contracts may be liable collectively shall be equal to the amount set forth on EXHIBIT "H" regardless of the number of breaches that meet the conditions for payment of the Break-Up Fee, the number of contracts that are breached, or the number of Buyers that are damaged and/or the amount of their damages.

     (d) Sellers' Guarantor hereby agrees that it shall unconditionally guarantee Sellers' obligation for the payment of the liquidated damages set forth in subsection (a) above. Simultaneously with the execution and delivery of this Agreement by Sellers, Sellers' Guarantor shall execute and deliver to Buyers a Guaranty in the form attached hereto as EXHIBIT "F". This provision shall survive the termination of this Agreement.

     (e) Buyers' Guarantor hereby agrees that it shall unconditionally guarantee all obligations of Buyer under this Agreement, including but not limited to, the payment of the liquidated damages set forth in subsection (b) above. Simultaneously with the execution and delivery of this Agreement by Buyer, Buyers' Guarantor shall execute and deliver to Sellers a Guaranty in the form attached hereto as EXHIBIT "G". This provision shall survive the termination of this Agreement.

12. Notices. All notices, requests and other communications under this Agreement must be in writing and sent by U.S. registered or certified mail, postage prepaid and return receipt requested, overnight courier service, or telecopier, addressed as follows:

          If to Sellers:   3801 PGA Boulevard, Suite 600
                           Palm Beach Gardens, Florida 33410
                           Attention: Vice President
                           Telecopier No.: 561-622-4420

          With copy to:    Lawrence J. Diamond, P.A.
                           3801 PGA Boulevard, Suite 600
                           Palm Beach Gardens, Florida 33410
                           Attention: Lawrence J. Diamond
                           Telecopier No.: 561-630-9660

          If to Buyers:    Windrose Medical Properties, L.P.
                           Attn: Fred Farrar, President
                           3502 Woodview Trace, Suite 210
                           Indianapolis, IN 46268
                           Telecopier No.: 317-860-9190

          With copy to:    Daniel R. Loftus, Esq.
                           General Counsel
                           Windrose Medical Properties Trust
                           3502 Woodview Trace, Suite 210
                           Indianapolis, IN 46268
                           Telecopier No.: 317-860-8874

     All notices will be deemed received three (3) days after mailing; one (1) day after delivery to an overnight courier service; or the same day if telecopied, provided that confirmation is received or is evidenced from the telecopy equipment of the sender.

13. Brokers. Sellers and Buyers represent and warrant to each other that they have not dealt with any broker, finder or other intermediary in connection with the transaction contemplated by this Agreement. Each Party will indemnify and hold harmless the other party from and against any and all losses, damages, claims, costs and expenses (including attorney's fees and expenses) in any way resulting from or connected with any claims or suits for any broker's commission, finder's fee or other like compensation, made or brought by any other person or entity claiming to have dealt with the such party in breach of the foregoing representation.

14. Assignment. Buyers shall have the right, upon prior written notice to Sellers, to assign this Agreement to any entities controlled by, in control of or under common control with Buyers (each a "PERMITTED ASSIGNEE"), provided that such assignment shall not relieve Buyers of their obligations hereunder, and provided further that, at the time of such assignment, Buyers, Buyers' Guarantor and the Permitted Assignee shall execute and deliver to Sellers a written agreement pursuant to which Buyers unconditionally assigns its interests in this Agreement to the Permitted Assignee, the Permitted Assignee unconditionally assumes and agrees to perform all of the obligations of Buyers pursuant to this Agreement, and Buyers and Buyers' Guarantor re-affirm their continuing liability for all obligations of Buyers under this Agreement. Other than the Permitted Assignee, Buyers shall not assign any or all of their rights and obligations pursuant to this Agreement (whether by direct or indirect transfer or assignment) without Sellers' prior written consent, which may be granted or withheld in Sellers' sole discretion. Notwithstanding anything to the contrary contained herein, no permitted assignment shall be of any force and effect, if as a result thereof, any third party approvals or consents required hereunder are adversely affected. Notwithstanding the foregoing, assignment by

Buyers to any additional entities to be formed for purposes of these transactions by Windrose Medical Properties, L.P. shall be Permitted Assignees and assignment of Buyer's rights to such assignees shall not require prior written notice to Sellers, provided that such Permitted Assignees are owned and controlled by Windrose Medical Properties, L.P., and such Permitted Assignees join in this Agreement by written acknowledgment to Sellers as provided above.

15.  Miscellaneous.

     (a) Invalidity. In the event any term or provision of this Agreement is determined by appropriate judicial authority to be illegal or otherwise invalid, such provision shall be given its nearest legal meaning or be construed as deleted as such authority determines, and the remainder of this Agreement shall be construed to be in full force and effect.

     (b) Entire Understanding; No Oral Modification. This Agreement and the exhibits hereto contain the entire understanding between the Parties hereto and may not be changed or terminated orally.

     (c) Waiver. Any waiver by any Party of any provision of this Agreement or breach thereof will not operate or be construed as a waiver of any other provision or subsequent breach thereof. Any waiver by of a Party must be in writing to be effective.

     (d) Post-Closing Default/Attorney's Fees. In the event that a Party defaults after the Closing in its obligations under this Agreement that survive the Closing which default is not covered under the Indemnity Agreement, then the non-defaulting Party may pursue any right or remedy available to such non-defaulting Party for the period permitted under this Agreement; provided however, that a defaulting Party shall not be liable for any consequential, speculative or punitive damages for any post-Closing breach or default under this Agreement. In the event of any litigation between the Parties over the terms of this Agreement, the non-prevailing Party will pay all reasonable attorney's fees and costs at all levels to the prevailing Party. Wherever provision is made in this Agreement for "attorneys' fees," such term shall be deemed to include accountants' and attorneys' fees and court costs, whether or not litigation is commenced, including those for appellate and post-judgment proceedings and for paralegals and similar persons.

     (e) Florida Law; Binding Effect; Jurisdiction and Venue. The laws of the State of Florida shall govern the interpretation, enforcements and performance of this Agreement. Sellers and Buyers agree and consent to the exclusive jurisdiction of the circuit courts of Palm Beach County, Florida, and/or of the United States District Court for the Southern District of Florida, whichever may be appropriate in any and all actions or proceedings arising directly or indirectly under this Agreement. Furthermore, Sellers and Buyers agree that the execution and performance of this Agreement constitute sufficient contact with Florida for the purposes of establishing personal jurisdiction in Florida. By execution of this Agreement, each of the undersigned hereby waives any and all defenses it may have to claim a lack of personal jurisdiction by Florida courts. The Parties also waive all claims to the right of venue in any court outside of the State of Florida.

     (f) Counterparts. This Agreement may be executed in multiple counterparts, each of which will be deemed to be an original and all of which, together, will constitute one and the same document. A facsimile signature shall be deemed to be an original.

     (g) Waiver of Jury Trial. EACH OF THE PARTIES HEREBY KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY CLAIMS ARISING OUT OF THIS AGREEMENT.

     (h) Preparation of Agreement. Each Party has participated fully in the negotiation and preparation of this Agreement with full benefit of counsel. Accordingly, this Agreement shall not be more strictly construed against any Party.

     (i) References and Captions. Whenever used in this Agreement, the singular shall include the plural, the plural shall include the singular, any gender shall include every other and all genders, and captions and paragraph headings shall be disregarded. The captions in this Agreement are for the convenience of reference only and shall not be deemed to alter any provision of this Agreement. All references in this Agreement to exhibits, schedules, paragraphs, subparagraphs and sections refer to the respective subdivisions of this Agreement, unless the reference expressly identifies another document. Typewritten or handwritten provisions, which are inserted in or attached to this Agreement as addenda or riders shall control all printed or pretyped provisions of this Agreement with which they may be in conflict.

     (j) Time Periods. Any time period provided for in this Agreement that shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. (Indianapolis Time) of the next full business day.

     (k) Binding Agreement. All of the terms of this Agreement shall be binding upon and shall inure to the benefit of the Parties to this Agreement and their respective successors and assigns.

     (l) Announcements. Sellers acknowledge and agree that, upon execution and delivery of this Agreement by all of the Parties, Buyers shall issue a press release and shall file with the SEC Form 8-K, and that Buyers shall have the right thereafter to make such further announcements (including press releases) and disclosures regarding this Agreement as required by SEC requirements or as directed by Buyers' securities counsel.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement of the Effective Date.

                [SIGNATURE PAGES OF SELLERS AND BUYERS ATTACHED]

                         FLA-COLCON LIMITED PARTNERSHIP
                                  (45TH STREET)

SELLERS:

MANAGING SELLER:
FLA-COLCON, INC., a Florida corporation


By: /s/ Daniel S. Messina
    ------------------------------------
    Daniel S. Messina, Vice President


NON-MANAGING SELLER:
MEDICAL OFFICE PORTFOLIO LIMITED PARTNERSHIP, a Florida limited partnership

By: MEDICAL PORTFOLIO INVESTORS LIMITED PARTNERSHIP,
a Florida limited partnership, General Partner of Medical Office Portfolio Limited Partnership

By: MEDICAL PORTFOLIO EQUITY CORPORATION,
a Florida corporation, General Partner of Medical Portfolio
Investors Limited Partnership


By: /s/ Daniel S. Messina
    ------------------------------------
Name: Daniel S. Messina
Title: Vice President

BUYERS:

BUYER G.P.:
WMPT COLUMBIA MANAGEMENT, L.L.C.,
a Delaware limited liability company


By: /s/ Daniel R. Loftus
    ------------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President


BUYER L.P.:
WINDROSE MEDICAL PROPERTIES, L.P.,
a Virginia limited partnership

BY: WINDROSE MEDICAL PROPERTIES TRUST,
a Maryland Real Estate Investment Trust
Its sole general partner


By: /s/ Daniel R. Loftus
    ------------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

                                 ABERDEEN I, LLC
                                  (ABERDEEN I)

SELLERS:

MANAGING SELLER:
ABERDEEN I, LLC, a Delaware limited liability company


By: /s/ Daniel S. Messina
    ------------------------------------
    Daniel S. Messina, Vice President


NON-MANAGING SELLER:
MEDICAL OFFICE PORTFOLIO PROPERTIES LIMITED PARTNERSHIP, a Florida limited partnership

By: MEDICAL OFFICE PORTFOLIO PROPERTIES, INC.,
a Florida corporation, general partner of Medical Office
Portfolio Properties Limited Partnership


By: /s/ Daniel S. Messina
    ------------------------------------
Name: Daniel S. Messina
Title: Vice President

BUYERS:

BUYER G.P.:
WMPT ABERDEEN I MANAGEMENT, L.L.C.,
a Delaware limited liability company


By: /s/ Daniel R. Loftus
    ------------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President


BUYER L.P.:
WINDROSE MEDICAL PROPERTIES, L.P.,
a Virginia limited partnership

BY: WINDROSE MEDICAL PROPERTIES TRUST,
a Maryland Real Estate Investment Trust
Its sole general partner


By: /s/ Daniel R. Loftus
    ------------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

                         FLA-PWH III LIMITED PARTNERSHIP
                                    (PWH III)

SELLERS:

MANAGING SELLER:
FLA-PWH III, INC., a Florida corporation


By: /s/ Daniel S. Messina
    ------------------------------------
    Daniel S. Messina, Vice President


NON-MANAGING SELLER:
MEDICAL OFFICE PORTFOLIO LIMITED PARTNERSHIP, a Florida limited partnership

By: MEDICAL PORTFOLIO INVESTORS LIMITED PARTNERSHIP,
a Florida limited partnership, General Partner of Medical Office Portfolio Limited Partnership

By: MEDICAL PORTFOLIO EQUITY CORPORATION,
a Florida corporation, General Partner of Medical Portfolio
Investors Limited Partnership


By: /s/ Daniel S. Messina
    ------------------------------------
Name: Daniel S. Messina
Title: Vice President

BUYERS:

BUYER G.P.:
WMPT PALMS WEST III MANAGEMENT, L.L.C.,
a Delaware limited liability company


By: /s/ Daniel R. Loftus
    -----------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President


BUYER L.P.:
WINDROSE MEDICAL PROPERTIES, L.P.,
a Virginia limited partnership

BY: WINDROSE MEDICAL PROPERTIES TRUST,
a Maryland Real Estate Investment Trust
Its sole general partner


By: /s/ Daniel R. Loftus
    -----------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

                         FLA-PWH IV LIMITED PARTNERSHIP
                                    (PWH IV)

SELLERS:

MANAGING SELLER:
FLA-PWH IV, INC., a Florida corporation


By: /s/ Daniel S. Messina
    -----------------------------------
    Daniel S. Messina, Vice President


NON-MANAGING SELLER:
MEDICAL OFFICE PORTFOLIO LIMITED PARTNERSHIP, a Florida limited partnership

By: MEDICAL PORTFOLIO INVESTORS LIMITED PARTNERSHIP,
a Florida limited partnership, General Partner of Medical
Office Portfolio Limited Partnership

By: MEDICAL PORTFOLIO EQUITY CORPORATION,
a Florida corporation, General Partner of Medical Portfolio
Investors Limited Partnership


By: /s/ Daniel S. Messina
    -----------------------------------
Name: Daniel S. Messina
Title: Vice President

BUYERS:

BUYER G.P.:
WMPT PALMS WEST IV MANAGEMENT, L.L.C.,
a Delaware limited liability company


By: /s/ Daniel R. Loftus
    -----------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President


BUYER L.P.:
WINDROSE MEDICAL PROPERTIES, L.P.,
a Virginia limited partnership

BY: WINDROSE MEDICAL PROPERTIES TRUST,
a Maryland Real Estate Investment Trust
Its sole general partner


By: /s/ Daniel R. Loftus
    -----------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

                          FLA-PWH V LIMITED PARTNERSHIP
                                     (PWH V)

SELLERS:

MANAGING SELLER:
FLA-PWH V, INC., a Florida corporation


By: /s/ Daniel S. Messina
    -----------------------------------
    Daniel S. Messina, Vice President


NON-MANAGING SELLER:
MEDICAL OFFICE PORTFOLIO LIMITED PARTNERSHIP, a Florida limited partnership

By: MEDICAL PORTFOLIO INVESTORS LIMITED PARTNERSHIP,
a Florida limited partnership, General Partner of Medical
Office Portfolio Limited Partnership

By: MEDICAL PORTFOLIO EQUITY CORPORATION,
a Florida corporation, General Partner of Medical Portfolio
Investors Limited Partnership


By: /s/ Daniel S. Messina
    -----------------------------------
Name: Daniel S. Messina
Title: Vice President

BUYERS:

BUYER G.P.:
WMPT PALMS WEST V MANAGEMENT, L.L.C.,
a Delaware limited liability company


By: /s/ Daniel R. Loftus
    -----------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President


BUYER L.P.:
WINDROSE MEDICAL PROPERTIES, L.P.,
a Virginia limited partnership

BY: WINDROSE MEDICAL PROPERTIES TRUST,
a Maryland Real Estate Investment Trust
Its sole general partner


By: /s/ Daniel R. Loftus
    -----------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

                        NORTHSIDE MEDICAL INVESTORS, LTD.
                                   (NORTHSIDE)

SELLERS:

MANAGING SELLER:
NORTHSIDE MEDICAL EQUITY CORPORATION, a Florida corporation


By: /s/ Daniel S. Messina
    -----------------------------------
    Daniel S. Messina, Vice President


NON-MANAGING SELLER:

/s/ Bruce A. Rendina
---------------------------------------
Bruce A. Rendina

/s/ Marjorie C. Rendina
---------------------------------------
Marjorie C. Rendina

BUYERS:

BUYER G.P.:
WMPT NORTHSIDE MANAGEMENT, L.L.C.,
a Delaware limited liability company


By: /s/ Daniel R. Loftus
    -----------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President


BUYER L.P.:
WINDROSE MEDICAL PROPERTIES, L.P.,
a Virginia limited partnership

BY: WINDROSE MEDICAL PROPERTIES TRUST,
a Maryland Real Estate Investment Trust
Its sole general partner


By: /s/ Daniel R. Loftus
    -----------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

                         TEX-SIERRA LIMITED PARTNERSHIP
                               (SIERRA PROVIDENCE)

SELLERS:

MANAGING SELLER:
TEX-SIERRA, INC., a Florida corporation


By: /s/ Daniel S. Messina
    -----------------------------------
    Daniel S. Messina, Vice President


NON-MANAGING SELLER:
MEDICAL OFFICE PORTFOLIO LIMITED PARTNERSHIP, a Florida limited partnership

By: MEDICAL PORTFOLIO INVESTORS LIMITED PARTNERSHIP,
a Florida limited partnership, General Partner of Medical
Office Portfolio Limited Partnership

By: MEDICAL PORTFOLIO EQUITY CORPORATION,
a Florida corporation, General Partner of Medical Portfolio
Investors Limited Partnership


By: /s/ Daniel S. Messina
    -----------------------------------
Name: Daniel S. Messina
Title: Vice President

BUYERS:

BUYER G.P.:
WMPT SIERRA MANAGEMENT, L.L.C.,
a Delaware limited liability company


By: /s/ Daniel R. Loftus
    -----------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President


BUYER L.P.:
WINDROSE MEDICAL PROPERTIES, L.P.,
a Virginia limited partnership

BY: WINDROSE MEDICAL PROPERTIES TRUST,
a Maryland Real Estate Investment Trust
Its sole general partner


By: /s/ Daniel R. Loftus
    -----------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

                            SOUTHSIDE INVESTORS, LTD.
                                   (SOUTHSIDE)

SELLERS:

MANAGING SELLER:
SOUTHSIDE EQUITY CORPORATION, a Florida corporation


By: /s/ Daniel S. Messina
    -----------------------------------
    Daniel S. Messina, Vice President


NON-MANAGING SELLER:

/s/ Bruce A. Rendina
---------------------------------------
Bruce A. Rendina

/s/ Majorie C. Rendina
---------------------------------------
Marjorie C. Rendina

BUYERS:

BUYER G.P.:
WMPT SOUTHSIDE MANAGEMENT, L.L.C.,
a Delaware limited liability company


By: /s/ Daniel R. Loftus
    ------------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President


BUYER L.P.:
WINDROSE MEDICAL PROPERTIES, L.P.,
a Virginia limited partnership

BY: WINDROSE MEDICAL PROPERTIES TRUST,
a Maryland Real Estate Investment Trust
Its sole general partner


By: /s/ Daniel R. Loftus
    ------------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

                          FLA-WBOCA LIMITED PARTNERSHIP
                                 (WEST BOCA II)

SELLERS:

MANAGING SELLER:
FLA-WBOCA, INC., a Florida corporation


By: /s/ Daniel S. Messina
    ------------------------------------
    Daniel S. Messina, Vice President


NON-MANAGING SELLER:
MEDICAL OFFICE PORTFOLIO LIMITED PARTNERSHIP, a Florida limited partnership

By: MEDICAL PORTFOLIO INVESTORS LIMITED PARTNERSHIP,
a Florida limited partnership, General Partner of Medical Office Portfolio Limited Partnership

By: MEDICAL PORTFOLIO EQUITY CORPORATION,
a Florida corporation, General Partner of Medical Portfolio
Investors Limited Partnership


By: /s/ Daniel S. Messina
    ------------------------------------
Name: Daniel S. Messina
Title: Vice President

BUYERS:

BUYER G.P.:
WMPT WEST BOCA MANAGEMENT, L.L.C.,
a Delaware limited liability company


By: /s/ Daniel R. Loftus
    ------------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President


BUYER L.P.:
WINDROSE MEDICAL PROPERTIES, L.P.,
a Virginia limited partnership

BY: WINDROSE MEDICAL PROPERTIES TRUST,
a Maryland Real Estate Investment Trust
Its sole general partner


By: /s/ Daniel R. Loftus
    ------------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

                       TEX-WEST TOWER LIMITED PARTNERSHIP
                                  (WEST TOWER)

SELLERS:

MANAGING SELLER:
TEX-WEST TOWER, INC., a Florida corporation


By: /s/ Daniel S. Messina
    ------------------------------------
    Daniel S. Messina, Vice President


NON-MANAGING SELLER:
MEDICAL OFFICE PORTFOLIO LIMITED PARTNERSHIP, a Florida limited partnership

By: MEDICAL PORTFOLIO INVESTORS LIMITED PARTNERSHIP,
a Florida limited partnership, General Partner of Medical Office Portfolio Limited Partnership

By: MEDICAL PORTFOLIO EQUITY CORPORATION,
a Florida corporation, General Partner of Medical Portfolio
Investors Limited Partnership


By: /s/ Daniel S. Messina
    ------------------------------------
Name: Daniel S. Messina
Title: Vice President

BUYERS:

BUYER G.P.:
WMPT WEST TOWER MANAGEMENT, L.L.C.,
a Delaware limited liability company


By: /s/ Daniel R. Loftus
    ------------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President


BUYER L.P.:
WINDROSE MEDICAL PROPERTIES, L.P.,
a Virginia limited partnership

BY: WINDROSE MEDICAL PROPERTIES TRUST,
a Maryland Real Estate Investment Trust
Its sole general partner


By: /s/ Daniel R. Loftus
    ------------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

                             WRMC I INVESTORS, LTD.
                              (WELLINGTON REGIONAL)

SELLERS:

MANAGING SELLER:
WRMC I MEDICAL EQUITY INVESTORS, LTD.,
a Florida limited partnership

By: WRMC I MEDICAL EQUITY CORPORATION,
a Florida corporation, its sole General Partner


By: /s/ Daniel S. Messina
    ------------------------------------
    Daniel S. Messina, Vice President


NON-MANAGING SELLER:
PHYSICIAN EQUITY ACQUISITIONS, LLLP
a Florida limited liability limited partnership

By: PHYSICIAN EQUITY ACQUISITIONS GP, LLC,
a Florida limited liability company


By: /s/ Daniel S. Messina
    ------------------------------------
Name: Daniel S. Messina
Title: Vice President

                              JOINDER OF GUARANTORS

     The undersigned, as Buyers' Guarantor and Sellers' Guarantor, hereby join in this Agreement solely for the purposes specified therein with respect to Buyers' Guarantor and Sellers' Guarantor, respectively.

WINDROSE MEDICAL PROPERTIES TRUST,

a Maryland REIT


By: /s/ Daniel R. Loftus
    ---------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

MEDICAL OFFICE PORTFOLIO LIMITED
PARTNERSHIP, a Florida limited partnership

By: MEDICAL PORTFOLIO INVESTORS
LIMITED PARTNERSHIP, a Florida limited partnership,
General Partner of Medical Office Portfolio Limited Partnership

By: MEDICAL PORTFOLIO EQUITY CORPORATION,
a Florida corporation, General Partner of Medical Portfolio
Investors Limited Partnership


By: /s/ Daniel S. Messina
    ---------------------------------
Name: Daniel S. Messina
Title: Vice President

                                LIST OF EXHIBITS

Exhibit "A-1"   Managing Sellers
Exhibit "A-2"   Non-Managing Sellers
Exhibit "A-3"   Managing Buyers
Exhibit "A-4"   Property Owners
Exhibit "B-1"   Fee Owner and Property (Aberdeen I)
Exhibit "B-2"   Fee Owner and Property (PWH III)
Exhibit "B-3"   Fee Owner and Property (PWH IV)
Exhibit "C-1"   Leasehold Owner and Property (45th Street)
Exhibit "C-2"   Leasehold Owner and Property (PWH V)
Exhibit "C-3"   Leasehold Owner and Property (Northside)
Exhibit "C-4"   Leasehold Owner and Property (Sierra)
Exhibit "C-5"   Leasehold Owner and Property (Southside)
Exhibit "C-6"   Leasehold Owner and Property (West Boca)
Exhibit "C-7"   Leasehold Owner and Property (West Tower)
Exhibit "C-8"   Leasehold Owner and Property (Wellington)
Exhibit "D"     Indemnity Agreement
Exhibit "E"     Escrow Agreement
Exhibit "F"     Seller's Guaranty
Exhibit "G"     Buyer's Guaranty
Exhibit "H"     Liquidated Damages and Break-Up Fee

BUYERS:

BUYER G.P.:
WINDROSE WELLINGTON PROPERTIES, L.P.,
a Florida limited partnership

BY: Its Managing Member
WMPT WELLINGTON MANAGEMENT, L.L.C.,
a Delaware limited liability company


By: /s/ Daniel R. Loftus
    -----------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

BUYER L.P.:
WINDROSE MEDICAL PROPERTIES, L.P.,
a Virginia limited partnership

BY: WINDROSE MEDICAL PROPERTIES TRUST,
a Maryland Real Estate Investment Trust
Its sole general partner


By: /s/ Daniel R. Loftus
    -----------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

                                  EXHIBIT "A-1"

                                MANAGING SELLERS


FLA-Colcon, Inc., a Florida corporation (45th Street)

Aberdeen I, LLC, a Delaware limited liability company (Aberdeen I)

FLA-PWH III, Inc., a Florida corporation (PWH III)

FLA-PWH IV, Inc., a Florida corporation (PWH IV)

FLA-PWH V, Inc., a Florida corporation (PWH V)

Northside Medical Equity Corporation, a Florida corporation (Northside)

TEX-Sierra, Inc., a Florida corporation (Sierra Providence)

Southside Equity Corporation, a Florida corporation (Southside)

FLA-WBOCA, Inc., a Florida corporation (West Boca)

TEX-West Tower, Inc., a Florida corporation (West Tower)

WRMC I Medical Equity Investors, Ltd., a Florida limi

                                  EXHIBIT "A-2"

                              NON-MANAGING SELLERS


Medical Office Portfolio Limited Partnership, a Florida limited partnership (45th Street)

Medical Office Portfolio Properties Limited Partnership, a Florida limited partnership (Aberdeen I)

Medical Office Portfolio Limited Partnership, a Florida limited partnership (PWH III)

Medical Office Portfolio Limited Partnership, a Florida limited partnership (PWH IV)

Medical Office Portfolio Limited Partnership, a Florida limited partnership (PWH V)

Bruce A. Rendina and Marjorie C. Rendina, TBE
(Northside)

Medical Office Portfolio Limited Partnership, a Florida limited partnership (Sierra Providence)

Bruce A. Rendina and Marjorie C. Rendina, TBE
(Southside)

Medical Office Portfolio Limited Partnership, a Florida limited partnership (West Boca)

Medical Office Portfolio Limited Partnership, a Florida limited partnership (West Tower)

Physician Equity Acquisitions, LLLP, a Florida limited liability limited partnership (Wellington Regional)

                                  EXHIBIT "A-3"

                                     BUYERS

BUYER G.P.:

WMPT COLUMBIA MANAGEMENT, L.L.C., a Delaware limited liability company

WMPT ABERDEEN I MANAGEMENT, L.L.C., a Delaware limited liability company

WMPT PALMS WEST III MANAGEMENT, L.L.C., a Delaware limited liability company

WMPT PALMS WEST IV MANAGEMENT, L.L.C., a Delaware limited liability company

WMPT PALMS WEST V MANAGEMENT, L.L.C., a Delaware limited liability company

WMPT NORTHSIDE MANAGEMENT, L.L.C., a Delaware limited liability company

WMPT SIERRA MANAGEMENT, L.L.C., a Delaware limited liability company

WMPT SOUTHSIDE MANAGEMENT, L.L.C., a Delaware limited liability company

WMPT WEST BOCA MANAGEMENT, L.L.C., a Delaware limited liability company

WMPT WEST TOWER MANAGEMENT, L.L.C., a Delaware limited liability company

WMPT WELLINGTON MANAGEMENT, L.L.C., a Delaware limited liability company

BUYER L.P.:

WINDROSE MEDICAL PROPERTIES, L.P.,a Virginia limited partnership

                                  EXHIBIT "A-4"

                                 PROPERTY OWNER




                            Property Owner                                        Managing Seller &     Non-Managing Seller
                            --------------                                        -----------------     -------------------
                                                                                 Ownership Interest    & Ownership Interest
                                                                                 ------------------    --------------------

FLA-Colcon Limited Partnership, a Florida limited partnership (45th Street)              1% G.P.             99% L.P.

Aberdeen I Holding, LLC, a Florida limited liability company (Aberdeen I)                1% M.I.             99% M.I.

FLA-PWH III Limited Partnership, a Florida limited partnership (PWH III)                 1% G.P.             99% L.P.

FLA-PWH IV Limited Partnership, a Florida limited partnership (PWH IV)                   1% G.P.             99% L.P.

FLA-PWH V Limited Partnership, a Florida limited partnership (PWH V)                     1% G.P.             99% L.P.

Northside Medical Investors, Ltd., a Florida limited partnership (Northside)             6% G.P.             94% L.P.

TEX-Sierra Limited Partnership, a Florida limited partnership (Sierra Providence)        1% G.P.             99% L.P.

Southside Investors, Ltd., a Florida limited partnership (Southside)                    83% G.P.             17% L.P.

FLA-WBOCA Limited Partnership, a Florida limited partnership (West Boca)                 1% G.P.             99% L.P.

TEX-West Tower Limited Partnership, a Florida limited partnership (West Tower)           1% G.P.             99% L.P.

WRMC I Investors, Ltd., a Florida limited partnership (Wellington Regional)             30% G.P.             70% L.P.


                                  EXHIBIT "B-1"

                      FEE INTEREST AND PROPERTY DESCRIPTION


    Aberdeen I Holding, LLC, a Florida limited liability company (Aberdeen I)

                                   Aberdeen I
                                  8188 Jog Road
                          Boynton Beach, Florida 33437

                    See Property Description attached hereto

                                  EXHIBIT "B-2"

                      FEE INTEREST AND PROPERTY DESCRIPTION


         FLA-PWH III Limited Partnership, a Florida limited partnership

                                Prof. Center III
                            12989 Southern Boulevard
                         West Palm Beach, Florida 33470

                    See Property Description attached hereto

                                  EXHIBIT "B-3"

                      FEE INTEREST AND PROPERTY DESCRIPTION


          FLA-PWH IV Limited Partnership, a Florida limited partnership

                                 Prof. Center IV
                            12983 Southern Boulevard
                         West Palm Beach, Florida 33470

                    See Property Description attached hereto

                                  EXHIBIT "C-1"

                    LEASEHOLD OWNER AND PROPERTY DESCRIPTION


   FLA-Colcon Limited Partnership, a Florida limited partnership (45th Street)

                                  Medical Plaza
                              4700 Congress Avenue
                         West Palm Beach, Florida 33407

                    See Property Description attached hereto

                                  EXHIBIT "C-2"

                    LEASEHOLD OWNER AND PROPERTY DESCRIPTION

      FLA-PWH V Limited Partnership, a Florida limited partnership (PWH V)

                                 Prof. Center V
                            12977 Southern Boulevard
                         West Palm Beach, Florida 33470

                    See Property Description attached hereto.

                                  EXHIBIT "C-3"

                    LEASEHOLD OWNER AND PROPERTY DESCRIPTION

  Northside Medical Investors, Ltd., a Florida limited partnership (Northside)

                         G&L Raines Children's Pavilion
                              5325 Greenwood Avenue
                         West Palm Beach, Florida 33407

                    See Property Description attached hereto.

                                  EXHIBIT "C-4"
                    LEASEHOLD OWNER AND PROPERTY DESCRIPTION


         TEX-Sierra Limited Partnership, a Florida limited partnership
                               (Sierra Providence)

                       Sierra Providence East Side Center
                               2400 Trawood Drive
                              El Paso, Texas 79936

                    See Property Description attached hereto.

                                  EXHIBIT "C-5"

                    LEASEHOLD OWNER AND PROPERTY DESCRIPTION


      Southside Investors, Ltd., a Florida limited partnership (Southside)

                           St. Mary's Medical Pavilion
                                 927 45th Street
                         West Palm Beach, Florida 33407

                    See Property Description attached hereto.

                                  EXHIBIT "C-6"

                    LEASEHOLD OWNER AND PROPERTY DESCRIPTION

          FLA-WBOCA Limited Partnership, a Florida limited partnership
                               (West Boca Medical)

                         West Boca Medical Arts Pav. II
                           9970 Central Park Boulevard
                            Boca Raton, Florida 33431

                    See Property Description attached hereto.

                                  EXHIBIT "C-7"

                    LEASEHOLD OWNER AND PROPERTY DESCRIPTION


 TEX-West Tower Limited Partnership, a Florida limited partnership (West Tower)

                         West Tower at Doctor's Hospital
                                9330 Poppy Drive
                               Dallas, Texas 75218

                    See property Description attached hereto.

                                  EXHIBIT "C-8"

                    LEASEHOLD OWNER AND PROPERTY DESCRIPTION


       WRMC I Investors, Ltd., a Florida limited partnership (Wellington)

                       Wellington Medical Arts Pavilion I
                          10115 Forest Hills Boulevard
                            Wellington, Florida 33414

                    See Property Description attached hereto.

                                   EXHIBIT "D"

                               INDEMNITY AGREEMENT

                               INDEMNITY AGREEMENT


                  THIS INTEREST PURCHASE INDEMNITY AGREEMENT (the "AGREEMENT") is made as of the _____ day of _________, 2005 by MEDICAL OFFICE PORTFOLIO LIMITED PARTNERSHIP, a Florida limited partnership, having an office at Suite 600, 3801 PGA Boulevard, Palm Beach Gardens, Florida 33410 (the "INDEMNITOR"), in favor of WMPT COLUMBIA MANAGEMENT, L.L.C., a Delaware limited liability company WMPT ABERDEEN I MANAGEMENT, L.L.C., a Delaware limited liability company, WMPT PALMS WEST III MANAGEMENT, L.L.C., a Delaware limited liability company, WMPT PALMS WEST IV MANAGEMENT, L.L.C., a Delaware limited liability company, WMPT PALMS WEST V MANAGEMENT, L.L.C., a Delaware limited liability company, WMPT NORTHSIDE MANAGEMENT, L.L.C., a Delaware limited liability company, WMPT SIERRA MANAGEMENT, L.L.C., a Delaware limited liability company, WMPT SOUTHSIDE MANAGEMENT, L.L.C., a Delaware limited liability company, WMPT WEST BOCA MANAGEMENT, L.L.C., a Delaware limited liability company, WMPT WEST TOWER MANAGEMENT, L.L.C., a Delaware limited liability company, WMPT WELLINGTON MANAGEMENT, L.L.C., a Delaware limited liability company, and WINDROSE MEDICAL PROPERTIES, L.P., a Virginia limited partnership, each having an office at 3502 Woodview Trace, Suite 210, Indianapolis, IN 46268 (collectively the "INDEMNITEES").


                                    RECITALS:




         A. Pursuant to that certain Interest Purchase and Sale Agreement, dated October 24, 2005 (the "INTEREST PURCHASE AGREEMENT"), Indemnitees have agreed to purchase from the Sellers all of the Equity Interests in the Property Owners.

         B. Capitalized terms used herein but not otherwise defined shall have the same meanings set forth Interest Purchase Agreement.


         As a condition to the purchase by Indemnitees of the Equity Interests as set forth in the Purchase Agreement, Indemnitor has agreed to provide the indemnification, representations and warranties and other matters described in this Agreement for the benefit of Indemnitees.


                                    AGREEMENT


         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby represents, warrants, covenants and agrees for the benefit of Indemnitees as follows:

1. INDEMNIFICATION BY INDEMNITOR. Indemnitor covenants and agrees that, notwithstanding the Closings of the purchase of the Equity Interests, the delivery of any instruments of conveyance, and any liquidation or dissolution of the Property Owners, the Indemnitor will indemnify, hold harmless and defend, from, for and against any loss, damage, liability, deficiency or claim (including without limitation, reasonable attorneys' fees and other costs and expenses incident to any suit, action, investigation or other proceeding) arising out of or resulting from, and will pay Indemnitees and their affiliates, in accordance with the terms of this Agreement, the full amount (subject to the limitations on indemnification set forth in

Section 2.6 below) of any sum which the Indemnitees and their affiliates may pay or become obligated to pay on account of: (i) fraud or breach of any representation or the breach of any warranty made by the Sellers under the Purchase Agreement; (ii) any failure of the Indemnitor duly to perform or observe any term, provision, covenant, agreement or condition hereunder on the part of the Indemnitor to be performed or observed; (iii) any debt, expense, claim, litigation or other action of any nature arising out of any act performed by the Property Owners prior to the Closing and asserted against the Indemnitees or their affiliates; and (iv) any income, payroll, franchise and excise tax or other tax liability of the Property Owners for periods prior to the Closing unless such tax liabilities are specifically reserved for at the Closing or passed through to Tenants of the respective Properties as Additional Rent. Each such damage claim is referred to herein as a "Buyer's Indemnified Loss".

2. CONDITIONS OF INDEMNIFICATION. All claims for indemnification under this Agreement shall be asserted and resolved as follows:

         2.1. NOTIFICATION OF CLAIM, ELECTION PERIOD. In the event one or more Indemnitees claim indemnification under this Agreement (an "Indemnified Party"), such Indemnified Party shall promptly (i) notify the Indemnitor of any third-party claim or claims asserted against the Indemnified Party ("Third Party Claim") that could give rise to a right of indemnification under this Agreement and (ii) transmit to the Indemnitor a written notice ("Claim Notice") describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served and correspondence received and sent with respect to that claim (if any), an estimate of the amount of damages attributable to the Third Party Claim to the extent feasible (which estimate shall not be conclusive of the final amount of that claim) and the basis for the Indemnified Party's request for indemnification under this Agreement. The failure to promptly deliver a Claim Notice shall not relieve the Indemnitor of its obligations to the Indemnified Party with respect to the related Third Party Claim except to the extent that the resulting delay is materially prejudicial to the defense of that claim. Within 15 days after receipt of any Claim Notice (the "Election Period"), the Indemnitor shall notify the Indemnified Party (i) whether the Indemnitor disputes its potential liability to the Indemnified Party under this SECTION 2.1 with respect to that Third Party Claim, and (ii) regardless of whether the Indemnitor admits or disputes its potential liability to the Indemnified Party with respect to that Third Party Claim, whether the Indemnitor desires, at the sole cost and expense of the Indemnitor, to defend the Indemnified Party against that Third Party Claim. The Indemnified Party is hereby authorized at the sole cost and expense of the Indemnitor (if the Indemnified Party is entitled to indemnification hereunder), to file, during the Election Period any motion, answer or other pleadings that the Indemnified Party shall deem necessary or appropriate to protect its interests or those of the Indemnitors

         2.2. DEFENSE OF THIRD PARTY CLAIMS BY INDEMNITORS. If the Indemnitor notifies the Indemnified Party within the Election Period that the Indemnitor elects to assume the defense of the Third Party Claim, Indemnitor, at its expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Third Party Claim; provided, however, that:

         2.2.1. THIRD PARTY CLAIMS INVOLVING LIENS OR ENCUMBRANCES. In the event the Third Party Claim is an unpaid tax, assessment, lien, attachment, levy, encumbrance, charge or other claim upon the real or personal property owned by the Property Owner or upon the Equity Interests (the "Claim Property"): (a) the commencement and continuation of such proceedings shall suspend the collection thereof from the Indemnified Party and from the Claim Property or any part thereof; (b) neither the Claim Property nor any part thereof or interest therein would be in any danger of being sold, forfeited, attached or lost pending the outcome of such proceedings; (c) no Indemnified Party would be in any danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (d) the Indemnitor shall give such reasonable security as may be required by the Indemnified Party to prevent any sale or forfeiture of the Claim Property or any part thereof by reason of such non-payment or noncompliance (including, but not limited filing and maintaining such bonds as are required by law to suspend enforcement and collection of such liens). If such contest is finally resolved against the Indemnified Parties, they shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable court or other adjudicatory ruling. In the event that the Indemnified Party gives written notice to the Indemnitor that the Indemnitors' defense of such Third Party Claim does not meet the conditions of this Section (the "Noncompliance Notice"), then, at the option of the Indemnitor to be made by giving written notice to the Indemnified Party (the "Option Notice") within five
(5) days after receipt of the Noncompliance Notice, the Indemnitor shall either:
(x) pay the amount of the Third Party Claim necessary to satisfy the conditions of this Section, in which case the Indemnitor shall retain the right to defend the balance of the Third Party Claim and/or seek a refund of the amount paid, or
(y) the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnitor unless any dispute about the liability of Indemnitor is resolved in favor of the Indemnitor, the Third Party Claim by all appropriate proceedings, which proceedings shall be promptly prosecuted by the Indemnified Party to a final conclusion or settled. In such event, the Indemnified Party shall have full control of such defense and proceedings. If the Indemnitor fails to timely give the Option Notice, the Indemnitor shall be deemed to have elected to permit defense of the Third Party Claim by the Indemnified Party as provided in clause (y) above.

         2.2.2. NON-LIEN THIRD PARTY CLAIMS. In the event the Third Party Claim is not subject to SECTION 2.2.1, or in the event the Third Party Claim is subject to SECTION 2.2.1 but the Indemnitor are nonetheless permitted to defend the Third Party Claim, the Indemnitor shall have the right to defend, at its sole cost and expense unless any dispute about the liability of Indemnitor is resolved in favor of the Indemnitor, that Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnitor to a final conclusion or settled at the discretion of the Indemnitor in accordance with this SECTION 2.2.2, and the Indemnified Party will furnish the Indemnitor with all information in their possession with respect to that Third Party Claim and otherwise cooperate with the Indemnitor in the defense of that Third Party Claim; provided, however, that the Indemnitor shall not enter into any settlement with respect to any Third Party Claim unless such settlement: (a) contains a full and complete release of the Indemnified Party and (b) does not limit the activities of or otherwise restrict in any way, any Indemnified Party or any affiliate of any Indemnified Party without the prior consent of that Indemnified Party (which consent may be withheld in the reasonable discretion of that Indemnified Party). An Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnitor pursuant to this SECTION 2.2 and will bear its own costs and expenses with respect to that participation (which expense may not be included in the claim for indemnification); provided, however, that if the named parties to any such action (including any impleaded parties) include both the Indemnitor and the Indemnified Party, and the Indemnified Party has been advised by counsel that there may be one or more legal defenses available to it which are materially different from or additional to those available to the Indemnitor, then the Indemnified Party may employ separate counsel at its own expense (which expense may be included in the claim for indemnification) and, on its written notification of that employment, the Indemnitor shall not have the right to assume or continue the defense of such action on behalf of the Indemnified Party.

         2.3. DISPUTED LIABILITY, DEFENSE OF THIRD PARTY CLAIMS. If the Indemnitor (i) within the Election Period (a) elects not to defend the Indemnified Party under SECTION 2.1; or (b) fails to notify the Indemnified Party that the Indemnitor elects to defend the Indemnified Party pursuant to
SECTION 2.1 or (ii) elects to defend the Indemnified Party pursuant to SECTION 2.2, but fails diligently and promptly to prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnitor (if the Indemnified Party is entitled to indemnification hereunder), the Third Party Claim by all appropriate proceedings, which proceedings shall be promptly prosecuted by the Indemnified Party to a final conclusion or settled. In such event, the Indemnified Party shall have full control of such defense and proceedings. Notwithstanding the foregoing, if any dispute about the liability of the Indemnitor for the Third Party Claim is resolved in favor of the Indemnitors, the Indemnitor shall not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this SECTION 2.3, or of the Indemnitors' participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnitor in full for all reasonable costs and expenses of such litigation. The Indemnitor may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant this SECTION 2.3 and the Indemnitor shall bear its own costs and expenses with respect to that participation.

         2.4. PAYMENTS OF THIRD PARTY CLAIM INDEMNIFIED AMOUNTS. Payments of all amounts owing by an Indemnitor pursuant to this Agreement relating to a Third Party Claim shall be made within 30 days after the latest of: (i) the settlement of that Third Party Claim; or (ii) the expiration of the period for appeal of a final adjudication of that Third Party Claim. If the Indemnitor has timely disputed its indemnification obligation hereunder with respect to a Third Party Claim as provided above, that dispute shall be resolved in accordance with the provisions set forth below.

         2.5. DIRECT CLAIMS. In the event any Indemnified Party should have a claim against any Indemnitor hereunder that does not involve a Third Party Claim, the Indemnified Party shall transmit to the Indemnitor a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, an estimate of the amount of Damages attributable to that claim to the extent feasible (which estimate shall be nonexclusive of the final amount of that claim) and the basis of the Indemnified Party's request for indemnification under this Agreement. If the Indemnitor does not dispute such claim or do not notify the Indemnified Party within fifteen (15) days from its receipt of the Indemnity Notice that the Indemnitor disputes the claim specified by the Indemnified Party in the Indemnity Notice, that claim shall be deemed a liability of the Indemnitor hereunder and Indemnitor shall pay the full amount of such claim to the Indemnified Parties within ten (10) days following the expiration of the foregoing fifteen (15) day notice period. If the Indemnitor has timely disputed the claim as provided above, that dispute shall be resolved in accordance with the provisions set forth below.

         2.6. LIMITATIONS ON INDEMNIFICATION. Notwithstanding any other provisions of this Agreement, the Indemnitor shall not be required to indemnify or hold harmless any Indemnified

Party on account of any Buyer's Indemnified Loss or otherwise under this Agreement (a) with respect to each Property Owner, from and after the second
(2nd) anniversary of the Closing date under the Purchase Agreement for the Equity Interests in such Property Owner except for claims made pursuant to
SECTION 2.1 and SECTION 2.5 prior to such second (2nd) anniversary that remain unresolved on such second anniversary; or (b) with respect to the aggregate of all claims of any nature made pursuant to this Agreement and/or the Interest Purchase Agreement, in excess of the Maximum Liability Amount as herein defined. For purposes of this Agreement, the Maximum Liability Amount shall mean Seven Hundred Seventy Five Thousand and no/100 Dollars ($775,000.00) for the period from last Closing to the sixth (6th) month anniversary of such Closing, Five Hundred Eighty One Thousand Two Hundred Fifty and no/100 Dollars ($581,250.00) for the period from sixth (6th) month anniversary of such Closing to the first
(1st) anniversary of such Closing, Three Hundred Eighty Seven Thousand Five Hundred and no/100 Dollars ($387,500.00) for the period from the first (1st) anniversary of such Closing to the eighteen (18) month anniversary of such Closing, and One Hundred Ninety Three Thousand Seven Hundred Fifty and no/100 Dollars ($193,750.00) for the period from the eighteen (18) month anniversary of such Closing to the second (2nd) anniversary of such Closing, plus in each instance any Enforcement Costs incurred by the Indemnified Parties. For purposes of determining the Maximum Liability Amount, the date of the Claim Notice or Indemnity Notice shall govern. Notwithstanding the foregoing, in no event may the aggregate liability of the Indemnitor, under this Agreement, the Interest Purchase Agreement and all Affiliate Contracts, for all claims, Buyer's Indemnified Losses or otherwise (but excluding Enforcement Costs), exceed Seven Hundred Seventy Five Thousand and no/100 Dollars ($775,000.00).

         2.6.1. INDEMNITOR'S INDEMNIFICATION OBLIGATIONS FOR EXISTING LITIGATION AND CLAIMS. Notwithstanding any other provision of this Agreement, the Indemnitor's indemnification or reimbursement liability to Indemnified Parties for claims made under this Agreement with respect to matters set forth on EXHIBIT A, if any, shall not be subject to the limitations described in SECTION 2.6.

3. Indemnitor agrees that neither Indemnitors' obligations to make payment in accordance with the provisions of this Agreement nor any remedy for the enforcement thereof shall be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Indemnitor or its estate in bankruptcy arising from the operation of any present or future provision of the Federal Bankruptcy Code or any other law of the United States or of any state relating to bankruptcy, insolvency, reorganization, readjustment, receivership or similar proceeding of any nature whatsoever or otherwise. This Agreement shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to this Agreement is rescinded or otherwise required to be returned by Indemnitees upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Indemnitor or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, the Indemnitor or any substantial part of its property, or otherwise, all as though such payment to Indemnitees had not been made, regardless of whether Indemnitees contested the order requiring the return of such payment.

4. Indemnitees may proceed against Indemnitor in such order as Indemnitees may elect without waiving their right to proceed singly, successively, or cumulatively against Indemnitor or any other party.

5. Indemnitor may, at Indemnitees' option, be joined in any action or proceeding commenced by Indemnitees against Indemnitor, in connection with and based upon any terms, covenants, conditions, agreements or provisions of this Agreement.

6. All notices, demands, consents, approvals, requests and other communications under this Guaranty shall be in writing and shall be either: (a) delivered in person; (b) sent by certified mail, return receipt requested; or (c) delivered by a recognized delivery service and addressed as follows:


         If to Indemnitor:

         Medical Office Portfolio Limited Partnership
         3801 PGA Boulevard, Suite 600
         Palm Beach Gardens, Florida 33410
         Attention:  Bruce A. Rendina


         With copy to:

         Lawrence J. Diamond, P.A.
         3801 PGA Boulevard, Suite 600
         Palm Beach Gardens, Florida 33410
         Attention:  Lawrence J. Diamond


         If to Indemnitees:
         [To each Indemnitee as identified above in this Agreement] c/o Windrose Medical Properties, L.P.,
         Attn:  Fred Farrar, President
         3502 Woodview Trace, Suite 210
         Indianapolis, IN

         With copy to:
         Daniel R. Loftus, Esq.
         General Counsel
         Windrose Medical Properties Trust
         3502 Woodview Trace, Suite 210
         Indianapolis, IN


         Or to such other address as a party may hereafter designate, and shall be effective upon receipt or refusal of delivery. A notice, demand, consent, approval, request and other communication shall be deemed to be duly received if delivered in person or by a recognized delivery service, when left at the address of the recipient; provided that if a notice, demand, consent, approval, request or other communication is served by hand on a day which is not a Business Day, or after 5:00 p.m. on any Business Day at the addressee's location, such notice or communication shall be deemed to be duly received by the recipient at 9:00 a.m. on the first Business Day thereafter.

7. Any amounts payable to any Indemnitees under, and not paid in accordance with the terms of, this Agreement, shall bear interest at a per annum rate equal to the lesser of ten percent (10%) or the maximum interest rate which Indemnitees may by law pay or Indemnitees may charge and collect, from the date payment was due.

8. This Agreement shall be construed, interpreted, and governed under the laws of the State of Florida. The parties hereto intend and believe that each provision in this Agreement comports with all applicable local, state, and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Agreement is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Agreement to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Indemnitees under the remainder of this Agreement shall continue in full force and effect.

9. If: (a) this Agreement is placed in the hands of an attorney for collection against Indemnitor through any legal proceedings and Indemnitees prevail in such proceedings; (b) an attorney is retained to represent Indemnitees in any bankruptcy, reorganization, receivership, or other proceedings affecting rights of creditors of Indemnitor and involving a claim under this Agreement; or (c) an attorney is retained to represent Indemnitees in any proceedings against Indemnitor in connection with this Agreement and Indemnitees prevail in such proceedings, then Indemnitor shall pay to Indemnitees upon demand all reasonable attorney's fees, costs and expenses incurred in connection therewith (all of which are referred to herein as "ENFORCEMENT COSTS"), in addition to all other amounts due hereunder, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Agreement.

10. Indemnitor makes the following representations and warranties to Indemnitees set forth in this Section. Indemnitor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Indemnitees would not have agreed to enter into the Interest Purchase Agreement.

         10.1. If Indemnitor is a corporation, partnership or limited liability company, it has the full corporate/partnership/limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized; and all requisite corporate/partnership/limited liability company action has been taken by Indemnitor to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms; and,

         10.2. If Indemnitor is a corporation, partnership or limited liability company; its execution of and compliance with, this Agreement will not result in the breach of any term or provision of the charter, by-laws, partnership or trust agreement, articles of organization, operating agreement or other governing instrument of Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under or, result in the acceleration of any obligation under any agreement, indenture or loan or credit agreement or other instrument to which Indemnitor is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Indemnitor is subject; and,

         10.3. This Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof.

11. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

12. This Agreement: (a) shall be binding upon and enforceable against Indemnitor and each and all of Indemnitor's successors and assigns; and (b) shall inure to the benefit of and be enforceable by Indemnitees, their successors and assigns, including each other present and future holder of any Equity Interest, and Indemnitor shall continue to be bound hereunder upon such assignment without further documentation. Within ten (10) days of written request of Indemnitees, Indemnitor hereby agrees to provide reasonable estoppel certificates to an assignee of Indemnitees.

13. This Agreement, the Interest Purchase Agreement and the exhibits and schedules to the Interest Purchase Agreement and such other documents as are contemplated hereunder or thereunder, constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede prior agreements between them respecting such matters. No provision hereof and no right arising hereunder may be modified or waived by any oral agreement or shall be deemed to have been modified or waived by any act or failure to act or shall otherwise be affected or changed, except as and to the extent expressly set forth in a writing signed by the party to be bound thereby.

14. The parties hereby: (a) irrevocably consent to the exclusive jurisdiction of the courts of the Palm Beach County in the State of Florida or the courts of the United States for the Southern District of Florida respect of any action or proceeding arising out of or in connection with this Agreement or for the enforcement of any right hereunder; (b) waive any objection which any party may have at any time to the laying of venue of any such action or proceeding in any such court, waive any claim that such action or proceeding has been brought in an inconvenient forum, and further waive the right to object that such court does not have jurisdiction over such party; and (c) agree that process in any such action or proceeding may be served upon them, and shall be sufficiently served upon them, by mail to the address set out herein; without limiting the right of any person or entity to serve process in any other manner permitted by law.

15. Each party hereto hereby waives, absolutely, unconditionally, irrevocably and forever, any right to trial by jury in any action or proceeding arising out of or in connection with this Agreement or for the enforcement of any right hereunder.





                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.





         INDEMNITORS:




         MEDICAL OFFICE PORTFOLIO LIMITED PARTNERSHIP, a Florida limited partnership

         By: MEDICAL PORTFOLIO INVESTORS
         LIMITED PARTNERSHIP, a Florida limited partnership,
         General Partner of Medical Office Portfolio Limited Partnership

         By: MEDICAL PORTFOLIO EQUITY CORPORATION,
         a Florida corporation, General Partner of Medical Portfolio Investors Limited Partnership



         By:    __________________________
         Name:  __________________________
         Title: __________________________




         INDEMNITEES:


         [Signature pages attached]

                                    EXHIBIT A


                          EXISTING LITIGATION OR CLAIMS











                                      NONE

                                   EXHIBIT "E"

                                ESCROW AGREEMENT

                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT ("AGREEMENT") is entered into this ____ day of __________, 2005, by and among ____________________, a ________________
("MANAGING SELLER") and ____________________, a ________________ ("NON-MANAGING
SELLER" and, collectively with Managing Seller, "SELLERS"), and ____________________, a ________________ ("BUYER G.P.") and Windrose Medical
Properties, L.P., a Virginia Limited Partnership ("BUYER L.P." and, collectively with Buyer G.P., "BUYERS"), and _________________________ (the "Escrow Agent").


                  WHEREAS, Sellers and Buyers are parties to that those certain Contracts all dated as of October 24, 2005 (the "CONTRACTS") in the forms attached hereto as collective Exhibit A; and


                  WHEREAS, as of the closing of the transactions contemplated under the Contacts with respect to the Properties set forth on Exhibit B (the "Properties"), the Required Lender Consents have not been obtained; and


                  WHEREAS, Buyers and Sellers desire to enter into this Agreement pursuant to Section 7(a) of each of the Contracts as more particularly described herein; and


                  WHEREAS, the parties wish to engage Escrow Agent for the purposes described in this Agreement, and Escrow Agent is agreeable thereto.


                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    AGREEMENT

SECTION 1 RECITALS. The foregoing recitals are true and correct and are incorporated herein by reference. All capitalized terms used herein and not otherwise defined shall have the same meaning as defined in the Contract.

SECTION 2 CERTAIN DEFINITIONS. Capitalized terms used, but not otherwise defined in this Escrow Agreement shall have the meanings ascribed to those terms in the Contract.

SECTION 3 GENERAL TERMS OF ESCROW. Except as specifically modified by written instruction executed by all parties and accepted by Escrow Agent, the provisions of this Agreement shall apply to the property or funds received hereunder.

SECTION 4 APPOINTMENT OF ESCROW AGENT. Buyers and Sellers hereby appoint and designate the Escrow Agent to act as escrow agent under this Agreement. The Escrow Agent hereby agrees to act as escrow agent hereunder and to comply with all the provisions of this Agreement.

SECTION 5 CREATION OF DEFEASANCE DEPOSIT. Escrow Agent hereby acknowledges receipt of the sum of _______________________ Dollars ($________________)
(hereinafter described as the "DEFEASANCE DEPOSIT") paid by wire transfer to Escrow Agent by Buyers, and as Escrow Agent shall deposit the Defeasance Deposit in an interest bearing account maintained at ___________ Bank with offices ____________, ___________________ (address) Account No.____________________. The
Defeasance Deposit shall be held by the Escrow Agent on the terms and subject to the conditions set forth herein and in the Contract, but the Escrow Agent shall have no responsibility with respect to the Contract other than to perform its obligations as such are provided in this Escrow Agreement. The Defeasance Deposit and all interest accrued thereon, as well as any other property or funds received by Escrow Agent, shall be paid/disbursed in accordance with the terms hereof, and the terms of the Contract which are incorporated herein by reference. Nothing in this Agreement shall be deemed to waive or limit any of Buyers' or Sellers' rights or remedies under the Contract, and Escrow Agent shall not be deemed to have waived any right or remedy it may have unless said waiver is in writing signed by Escrow Agent and only to the extent set forth in such waiver. The Defeasance Deposit shall be allocated among the Properties listed on EXHIBIT A and in the amounts set forth on EXHIBIT A for distribution and settlement in accordance with the provisions hereof.

SECTION 6 DEPOSIT OF CLOSING DOCUMENTS. Sellers and Buyers have deposited with Escrow Agent the closing documents and deliverables required under the Contract as listed on EXHIBIT B with respect to the Properties.

SECTION 7 INVESTMENT OF ESCROWED CASH. The Escrow Agent shall invest and reinvest all cash held in the Defeasance Deposit as directed by Buyers in: (i) direct obligations of or obligations fully guaranteed by the United States of America or any agency or instrumentality thereof which have a maturity date of 30 days or less; and (ii) money market funds investing primarily in the obligations described in item (i). Temporarily uninvested funds held hereunder shall not earn or accrue interest. Interest accrued on the Defeasance Deposit shall be credited to the accounts in which the Defeasance Deposit is deposited, as and when received by the Escrow Agent, and shall become a part of the Defeasance Deposit, to be distributed in accordance with SECTION 9 hereof.

SECTION 8 LIMITATIONS OF LIABILITY: Without limitation, Escrow Agent shall not be liable for any loss or damage resulting from the following: (a) the financial status or insolvency of any other party, or any misrepresentation made by any other party; (b) any legal effect, insufficiency, or undesirability of any instrument deposited with or delivered by or to Escrow Agent or exchanged by the parties hereunder, whether or not Escrow Agent prepared such instrument; (c) the default, error, action or omission of any other party to the Agreement; or (d) any loss, diminution in value or failure to achieve a greater profit as a result of such Deposit, any loss occurring which arises from the fact that the amount of deposit may cause the aggregate amount of the depositor's accounts to exceed $100,000 and that the excess amount is not insured by the Federal Deposit Insurance Corporation (FDIC); any loss or impairment of funds that have been deposited in escrow while those funds are in the course of collection or while those funds are on deposit in a financial institution if such loss or impairment results from the failure, insolvency or suspension of a financial institution, or any loss or impairment of funds due to the invalidity of any draft, check, document or other negotiable instrument delivered to the Escrow Agent.

SECTION 9 PAYMENTS FROM DEFEASANCE DEPOSIT.

         9.1 PURPOSE OF ESCROW. The purpose of this Agreement is to: (a) to provide the required funds for Seller to defease or satisfy the Mortgages and in the amounts listed on EXHIBIT C; (b) upon such defeasance or satisfaction, provide the payment of the full Purchase Price to Sellers for the Properties in the amounts set forth on EXHIBIT C subject to adjustments and credits provided for in the Contract; and (c) upon such defeasance or satisfaction, close the purchase and sale of the applicable Property in accordance with SECTION 9.

         9.2 APPLICATION OF DEFEASANCE DEPOSIT. Sellers shall give written notice to the applicable Lenders with a copy to Buyers and Escrow Agent, within five (5) days after the date of this Agreement or five (5) days after the expiration of Buyers' Extension, if applicable, that the Mortgages encumbering the Properties will be satisfied or defeased (as applicable). At the expiration of the Lender's notice period for satisfaction or defeasance of the Mortgage, or earlier if agreed to by the Lender, the Escrow Agent will disburse to the Lender, from the Defeasance Deposit, the amounts necessary to defease or otherwise satisfy the Mortgage; it being understood that a portion of the Defeasance Deposit will be disbursed by Escrow Agent prior to the Closing to purchase securities required for the defeasance and Escrow Agent will take all actions reasonably required in connection therewith. Notwithstanding anything to the contrary contained herein or in the Contracts, if the amount required by a Lender, in accordance with the loan documents applicable to such Mortgage, to defease or satisfy a Mortgage is greater than the amount set forth on EXHIBIT B for such Mortgage, Escrow Agent shall provide written notice to Buyers and Sellers and Buyers shall within five (5) business days of such notice deposit such additional funds with Escrow Agent.

         9.3 OPERATION OF PROPERTY DURING DEFEASANCE PERIOD. During the Defeasance Period and prior to Closing, the Properties shall be operated by the Sellers in accordance with the terms of the Contracts and Sellers shall be entitled to all income and responsible for all expenses attributable to the Properties until the Closing as described herein. During the Defeasance Period, all other provisions of the Contracts shall apply.

         9.4 CLOSING. At such time as the Escrow Agent determines that the Mortgage has been defeased or satisfied so as to satisfy the applicable requirement in the title insurance commitment to delete applicable Mortgage from the Title Commitment (the "TRIGGER DATE"), the Escrow Agent shall immediately give written notice thereof to Buyers and Sellers and the Closing shall be scheduled by the Escrow Agent for a date not later than ten (10) days following the Trigger Date. Buyers and Sellers shall thereupon cooperate to complete all remaining Closing deliveries under the Contract so as to permit the Closing to occur on or before the Closing Date scheduled by the Escrow Agent in accordance with the terms of the Agreement. The balance of the Defeasance Deposit for a Property shall be disbursed by Escrow Agent at Closing in accordance with the Settlement Statement applicable to such Property, provided, however that all interest earned on the Defeasance Deposit shall be paid to Buyers or as directed by Buyers. Nothing in this Agreement, including the delivery to the Escrow Agent of any documents listed on Schedule "V" of the Contract, shall be deemed to be a sale, transfer or conveyance of the Property (within the meaning of any so-called due-on-sale clause in any of the Loan Documents or otherwise) unless and until the Closing actually occurs and breaks escrow and the Mortgage is satisfied or defeased, as applicable.

SECTION 10 ESCROW AGENT'S DUTIES AND RESIGNATION.

         10.1 RESIGNATION. The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving notice of such resignation to Buyers and Sellers specifying a date not less than thirty (30) days following the date of such notice when such resignation shall take effect. Upon such notice, a successor escrow agent shall be selected by Buyers and Sellers, such successor escrow agent to become the Escrow Agent hereunder upon the resignation date specified in such notice. If Buyers and Sellers are unable to agree upon a successor escrow agent within ten (10) days after the date of such notice, the Escrow Agent shall be entitled to appoint its successor. The Escrow Agent shall continue to serve until its successor accepts appointment as escrow agent and receives the amounts held in escrow hereunder.

         10.2 DUTIES. The Escrow Agent undertakes to perform only such duties as are specifically set forth herein and may conclusively rely and shall be protected in acting or refraining from acting on any written notice, instrument or signature believed by it to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so. The Escrow Agent shall have no responsibility for the contents of any writing contemplated hereby and may reasonably rely without any liability upon the contents thereof. Notwithstanding anything to the contrary contained in this Escrow Agreement, where any action is specified to be taken by the Escrow Agent upon delivery by either Buyers and Sellers (or both Buyers and Sellers) of a notice, certificate or instructions to the Escrow Agent, the Escrow Agent shall not be obligated to take any action until the appropriate party (or parties) has (or have) acted by delivering the certificate, notice or instructions to the Escrow Agent (none of which shall be binding upon the Escrow Agent unless in writing) as to the action to be taken hereunder indicating in writing that a copy of such certificate, notice or instructions has been delivered to the other party.

         10.3 WRITTEN DIRECTIONS TO ESCROW AGENT. Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine; may assume the validity and accuracy of any statements or assertions contained in such writing or instrument; and may assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner of execution, or validity of any written instructions delivered to it, nor as to the identity, authority or rights of any person executing such instructions. The duties of Escrow Agent shall be limited to the safekeeping of the Defeasance Deposit and to disbursements of the Defeasance Deposit in accordance with the written instructions described above. Escrow Agent undertakes to perform only such duties as are expressly set forth herein, and no implied duties or obligations shall be read into this Agreement as against Escrow Agent.

         10.4 DISPUTES: INTERPLEADER ACTION. In the event of a dispute between Buyers and Sellers over the release of the Defeasance Deposit, the Escrow Agent, in its sole discretion, may (i) deposit the Defeasance Deposit with the registry of the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida, and commence an interpleader action to determine the rights to the Defeasance Deposit, with the non-prevailing party (as between Buyers and Sellers) responsible for the costs of the interpleader action and all related proceedings, including Escrow Agent's legal fees and costs associated therewith, or (ii) retain the Defeasance Deposit until such time as direction is provided in writing and signed by both parties or by a court of competent jurisdiction.

         10.5 HOLD HARMLESS OF ESCROW AGENT. The parties expressly understand and agree that Escrow Agent shall not be liable for any error in judgment or any act done or omitted by it in good faith or pursuant to court order, or for any mistake of fact or law. Escrow Agent shall not incur any liability in acting upon any document or instrument believed thereby to be genuine. Escrow Agent is hereby released and exculpated from all liability hereunder, except only for willful misconduct or gross negligence.

SECTION 11 DISCHARGE OF ESCROW AGENT: Upon completion of the disbursement of the Defeasance Deposit and delivery of instruments, if any, in accordance with this Agreement, Escrow Agent shall be automatically released and discharged of its escrow obligations hereunder.

SECTION 12 AGENTS OF ESCROW AGENT: The provisions of this Agreement shall apply to and be for the benefit of agents of the Escrow Agent employed by it for services in connection with this Agreement, as well as for the benefit of Escrow Agent.

SECTION 13 MISCELLANEOUS.

         13.1.1 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida. Venue for any dispute or litigation arising from this Agreement shall occur in state court in and for Palm Beach County, Florida.

         13.1.2 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

         13.1.3 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

         13.1.4 HEADINGS. Section headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

         13.1.5 NOTICES. Any notice, request, instruction or other document deemed by any of the parties hereto to be necessary or desirable to be given to any other party hereto shall be in writing (including telex and telegraphic communications) hand delivered by messenger courier service, telecommunicated, or mailed by overnight courier (airmail, if intended recipient is outside the continental United States), by registered or certified mail (postage pre-paid), return receipt requested, to the following address:


         If to Sellers:         c/o Medical Office Portfolio Limited Partnership
                                3801 PGA Boulevard, Suite 600
                                Palm Beach Gardens, Florida 33410
                                Attention:  Vice President
                                Telecopier No.: 561-622-4420

         With a copy to:        Lawrence J. Diamond, P.A.
                                3801 PGA Boulevard, Suite 600
                                Palm Beach Gardens, Florida  33410
                                Attn.: Lawrence J. Diamond, Esq.
                                Facsimile No. 561/630-9660



         If to Buyer:           c/o Windrose Medical Properties, L.P.
                                Attn:  Fred Farrar, President
                                3502 Woodview Trace, Suite 210
                                Indianapolis, IN 46268
                                Telecopier No.: 317-860-9190



         With a copy to:        Daniel R. Loftus, Esq.
                                General Counsel
                                Windrose Medical Properties Trust
                                3502 Woodview Trace, Suite 210
                                Indianapolis, IN 46268
                                Telecopier No.:  317-860-8874



         If to Escrow Agent:
                                --------------------------------
                                Attention:
                                          ----------------------
                                Telecopier No.:
                                               -----------------


         or to such other address as any party may designate by notice complying with tie terms of this paragraph. Each such notice shall be deemed delivered or, in the event of receipted mail, on the date refused.

         13.2 AMENDMENT. This Escrow Agreement maybe modified only by a written amendment signed by Sellers, Buyers and Escrow Agent, and no waiver of any provision hereof shall be effective unless expressed in writing and signed by the party to be charged.

         13.3 REPRESENTATION. Each Party hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of such Party. The execution, delivery and performance of this Agreement by such Party does not violate any applicable law or regulation to which such Party is subject and does not require the consent of any governmental or other regulatory body to which such Party is subject, except for such consents and approvals as have been obtained and are in full force and effect.

         13.4 ENTIRE AGREEMENT. This Agreement, together the applicable terms of the Contract, represents the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified, terminated or amended except by an instrument in writing signed by all of the parties hereto. To the extent the terms of this Agreement conflict with the terms of the Contract, this Agreement shall take priority.


                   SIGNATURES CONTAINED ON THE FOLLOWING PAGE

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement of the date first hereinabove written.


                                    SELLERS:



                                    ---------------------------------


                                         By:
                                            ---------------------------

                                         Name:
                                              -------------------------

                                         Title:
                                               ------------------------


                                    ---------------------------------


                                         By:
                                            ---------------------------

                                         Name:
                                              -------------------------

                                         Title:
                                               ------------------------



                                    BUYERS:



                                    ---------------------------------



                                         By:
                                            ---------------------------

                                         Name:
                                              -------------------------

                                         Title:
                                               ------------------------


                                    ---------------------------------


                                         By:
                                            ---------------------------

                                         Name:
                                              -------------------------

                                         Title:
                                               ------------------------



                                    ESCROW AGENT:

                                    ---------------------------------





                                         By:
                                            ---------------------------

                                         Name:
                                              -------------------------

                                         Title:
                                               ------------------------

                                   EXHIBIT "F"

                                SELLER'S GUARANTY

                                    GUARANTY


         In consideration for, as a condition of, and as an inducement to certain entities (collectively, "BUYERS") that are affiliates of Windrose Medical Properties Trust, a Maryland REIT, entering into that certain Interest Purchase and Sale Agreement dated October 24, 2005 (the "AGREEMENT"), with certain entities (collectively, "SELLERS") that are affiliates of Medical Office Portfolio Limited Partnership, a Florida limited partnership ("GUARANTOR"), and for other good and valuable consideration, Guarantor hereby covenants and agrees to and with Buyers that if (a) default shall at any time be made by one or more Sellers under the Agreement, (b) one or more Sellers is liable to one or more Buyers for liquidated damages as provided in Section 11(a) of the Agreement, the "Break-up Fee" under Section 11(c) of the Agreement, or both, and (c) such payment shall not be made as and when due, then Guarantor will forthwith pay the liquidated damages and Break-up Fee due and payable to said Buyer(s); provided, however, that (i) in no event shall the liability of Guarantor for any and all such liquidated damages under the Agreement and under any "Affiliate Contracts" (as defined in the Agreement) exceed the maximum aggregate amount of One Million Dollars ($1,000,000.00), and (ii) in no event shall the liability of Guarantor for the Break-up Fee under the Agreement and under Affiliate Contracts exceed the maximum aggregate amount of Two Million Dollars ($2,000,000.00), which is in addition to the liquidated damages.

         This Guaranty is a guaranty of payment (and not of collection) and is a surety agreement. Guarantor's liability hereunder is primary and direct and may be enforced without Buyers being required to resort to any other right, remedy or security, and this Guaranty shall be enforceable against Guarantor, without the necessity for any suit or proceedings on Buyers' part of any kind or nature whatsoever against Sellers, and without the necessity of any notice of non-payment, non-performance or non-observance or the continuance of any such default or of any notice of acceptance, protest, dishonor or presentment of this Guaranty or of Buyers' intention to act in reliance hereon or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives.

         This Guaranty shall be a continuing Guaranty, and (whether or not Guarantor shall have notice or knowledge of any of the following) the liability and obligation of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by (a) any amendment or modification of, or supplement to, or extension or renewal of, the Agreement; (b) any exercise or non-exercise of any right, power, remedy or privilege under or in respect of the Agreement or this Guaranty or any waiver, consent or approval by Buyers with respect to any of the covenants, terms, conditions or agreements contained in the Agreement; (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding relating to Sellers, or their properties (including without limitation any rejection or disaffirmance of the Agreement in any such proceedings); (d) any limitation on the liability or obligation of Sellers under the Agreement or its estate in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the federal bankruptcy law or any other statute or from the decision of any court; or (e) any transfer by Sellers or any assignment, mortgage or pledge of their interest under the Agreement.

         All of Buyers' rights and remedies under the Agreement and under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

         Guarantor further agrees that, to the extent that Sellers or Guarantor makes a payment or payments to Buyers, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Sellers or Guarantor or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Guaranty and the damages or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

         This Guaranty shall be legally binding upon Guarantor and its successors and assigns and shall inure to the benefit of Buyers and their successors and assigns. Reference herein to Sellers shall be deemed to include Sellers and their successors and assigns.

         THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICTS OF LAW.

         If any legal action, arbitration, or other proceeding is brought for the enforcement of this Guaranty, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Guaranty, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees, costs and all expenses even if not taxable as costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered; mailed, first class postage prepaid; or sent by independent overnight courier to the parties at the following addresses:

         If to Buyers:             Windrose Medical Properties, L.P.
                                   3502 Woodview Trace, Suite 210
                                   Indianapolis, IN  46268
                                   Attn:  Fred Farrar, President
                                   Telecopier No.: 317-860-9190


         With a copy to:           Daniel R. Loftus, Esq.
                                   General Counsel
                                   Windrose Medical Properties Trust
                                   3502 Woodview Trace, Suite 210
                                   Indianapolis, IN  46268
                                   Telecopier No.: 317-860-8874

         If to Guarantor:          Medical Office Portfolio Limited Partnership
                                   3801 PGA Boulevard, Suite 600
                                   Palm Beach Gardens, Florida 33410
                                   Attention: Vice President
                                   Facsimile No. 561/622-4420

         With a copy to:           Lawrence J. Diamond, P.A.
                                   3801 PGA Boulevard, Suite 600
                                   Palm Beach Gardens, Florida 33410
                                   Attn.: Lawrence J. Diamond, Esq.
                                   Facsimile No. 561/630-9660

or to any such other address as any party hereto shall designate to the other parties in writing.

         This Guaranty and the Agreement constitutes the entire agreement, and supersedes all prior agreements, conduct and understandings, both written and oral, between Guarantor and Buyers with respect to the subject matter hereof. If any clause, provision or section of this Guaranty be held illegal or invalid by any court, the in validity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Guaranty shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein. In case any agreement or obligation contained in this Guaranty be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of Guarantor, as the case may be, to the full extent permitted by law.

         The provisions of this Guaranty may be waived or amended, as to any particular transaction or otherwise, only by an instrument in writing executed by or on behalf of all parties to this Guaranty. No subsequent oral agreements or understandings, or conduct of any nature, shall be effective to modify any provision of, or limit the rights or remedies of any party under, this Guaranty, and no party may rely on any such oral agreements or understandings, or conduct of any nature.

         THE PARTIES HERETO HEREBY MUTUALLY WAIVE ANY RIGHT TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT, ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR IN CONNECTION WITH ANY OF THE TRANSACTIONS RELATED HERETO OR CONTEMPLATED HEREBY, OR THE EXERCISE OF ANY PARTY'S RIGHTS OR REMEDIES HEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. A COPY OF THIS PARAGRAPH MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. NONE OF THE PARTIES HERETO HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THEY WOULD NOT, IN THE EVENT OF SUCH DISPUTE OR CONTROVERSY, SEEK TO ENFORCE THE PROVISIONS OF THIS PARAGRAPH.

         IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed by its duly authorized officer as of the date set forth in the first paragraph hereof.

                             MEDICAL OFFICE PORTFOLIO LIMITED
                             PARTNERSHIP, a Florida limited partnership

                             By: MEDICAL PORTFOLIO INVESTORS
                             LIMITED PARTNERSHIP, a Florida limited partnership, General Partner of Medical Office Portfolio Limited Partnership

                             By: MEDICAL PORTFOLIO EQUITY CORPORATION, a Florida corporation, General Partner of Medical Portfolio Investors Limited Partnership



                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                   ---------------------------------------------

                                   EXHIBIT "G"

                                BUYER'S GUARANTY

                                    GUARANTY


         In consideration for, as a condition of, and as an inducement to certain entities (collectively, "SELLERS") that are affiliates of Medical Office Portfolio Limited Partnership, a Florida limited partnership, entering into that certain Purchase and Sale Agreement dated October 24, 2005 (the "AGREEMENT"), with certain entities (collectively, "BUYERS") that are affiliates of Windrose Medical Properties Trust, a Maryland REIT ("GUARANTOR"), and for other good and valuable consideration, Guarantor hereby covenants and agrees to and with Sellers that if (a) default shall at any time be made by one or more Buyers under the Agreement, (b) one or more Buyers is liable to one or more Sellers for liquidated damages or otherwise as provided in the Agreement, and (c) such payment shall not be made as and when due, then Guarantor will forthwith pay said liquidated damages to said Seller(s); provided, however, that in no event shall the liability of Guarantor for any and all such liquidated damages under the Agreement and under any "Affiliate Contracts" (as defined in the Agreement) exceed the maximum aggregate amount of Five Million Dollars ($5,000,000.00).

         This Guaranty is a guaranty of payment (and not of collection) and is a surety agreement. Guarantor's liability hereunder is primary and direct and may be enforced without Sellers being required to resort to any other right, remedy or security, and this Guaranty shall be enforceable against Guarantor, without the necessity for any suit or proceedings on Sellers' part of any kind or nature whatsoever against Buyer, and without the necessity of any notice of non-payment, non-performance or non-observance or the continuance of any such default or of any notice of acceptance, protest, dishonor or presentment of this Guaranty or of Sellers' intention to act in reliance hereon or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives.

         This Guaranty shall be a continuing Guaranty, and (whether or not Guarantor shall have notice or knowledge of any of the following) the liability and obligation of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by (a) any amendment or modification of, or supplement to, or extension or renewal of, the Agreement; (b) any exercise or non-exercise of any right, power, remedy or privilege under or in respect of the Agreement or this Guaranty or any waiver, consent or approval by Sellers with respect to any of the covenants, terms, conditions or agreements contained in the Agreement; (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding relating to Buyers, or their properties (including without limitation any rejection or disaffirmance of the Agreement in any such proceedings); (d) any limitation on the liability or obligation of Buyers under the Agreement or its estate in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the federal bankruptcy law or any other statute or from the decision of any court; or (e) any permitted transfer by Buyers or any permitted assignment, mortgage or pledge of their interest under the Agreement.

         All of Sellers' rights and remedies under the Agreement and under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

         Guarantor further agrees that, to the extent that Buyers or Guarantor makes a payment or payments to Sellers, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Buyers or Guarantor or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Guaranty and the damages or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

         This Guaranty shall be legally binding upon Guarantor and its successors and assigns and shall inure to the benefit of Sellers and their successors and assigns. Reference herein to Buyers shall be deemed to include Buyers and their successors and assigns.

         THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICTS OF LAW.

         If any legal action, arbitration, or other proceeding is brought for the enforcement of this Guaranty, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Guaranty, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees, costs and all expenses even if not taxable as costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered; mailed, first class postage prepaid; or sent by independent overnight courier to the parties at the following addresses:

         If to Guarantor:       Windrose Medical Properties, L.P.
                                3502 Woodview Trace, Suite 210
                                Indianapolis, IN
                                Attn:  Fred Farrar, President
                                Telecopier No.: 317-860-9190


         With a copy to:        Daniel R. Loftus, Esq.
                                General Counsel
                                Windrose Medical Properties Trust
                                3502 Woodview Trace, Suite 210
                                Indianapolis, IN
                                Telecopier No.: 317-860-8874

         If to Sellers:         c/o Medical Office Portfolio Limited Partnership
                                3801 PGA Boulevard, Suite 600
                                Palm Beach Gardens, Florida 33410
                                Attention: Vice President
                                Facsimile No. 561/622-4420

         With a copy to:        Lawrence J. Diamond, P.A.
                                3801 PGA Boulevard, Suite 600
                                Palm Beach Gardens, Florida 33410
                                Attn.: Lawrence J. Diamond, Esq.
                                Facsimile No. 561/630-9660

or to any such other address as any party hereto shall designate to the other parties in writing.

         This Guaranty and the Agreement constitutes the entire agreement, and supersedes all prior agreements, conduct and understandings, both written and oral, between Guarantor and Sellers with respect to the subject matter hereof. If any clause, provision or section of this Guaranty be held illegal or invalid by any court, the in validity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Guaranty shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein. In case any agreement or obligation contained in this Guaranty be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of Guarantor, as the case may be, to the full extent permitted by law.

         The provisions of this Guaranty may be waived or amended, as to any particular transaction or otherwise, only by an instrument in writing executed by or on behalf of all parties to this Guaranty. No subsequent oral agreements or understandings, or conduct of any nature, shall be effective to modify any provision of, or limit the rights or remedies of any party under, this Guaranty, and no party may rely on any such oral agreements or understandings, or conduct of any nature.

         THE PARTIES HERETO HEREBY MUTUALLY WAIVE ANY RIGHT TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT, ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR IN CONNECTION WITH ANY OF THE TRANSACTIONS RELATED HERETO OR CONTEMPLATED HEREBY, OR THE EXERCISE OF ANY PARTY'S RIGHTS OR REMEDIES HEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. A COPY OF THIS PARAGRAPH MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. NONE OF THE PARTIES HERETO HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THEY WOULD NOT, IN THE EVENT OF SUCH DISPUTE OR CONTROVERSY, SEEK TO ENFORCE THE PROVISIONS OF THIS PARAGRAPH.

         IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed by its duly authorized officer as of the date set forth in the first paragraph hereof.

                                   WINDROSE MEDICAL PROPERTIES TRUST, A
                                   MARYLAND REIT



                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

                                   EXHIBIT "H"

                       LIQUIDATED DAMAGES AND BREAK-UP FEE


                                                                         Amount
                                                                         ------

Sellers' Liquidated Damages Amount                                   $1,000,000,00


Buyers' Liquidated Damages Amount                                    $5,000,000.00


Break-Up Fee                                                         $2,000,000.00